UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard Strategic Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Strategic Equity Fund returned –5.63% for the 12 months ended September 30, 2019. It lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned –1.09%.

•     The broad U.S. stock market as measured by the Russell 3000 Index returned nearly 3% during the period. Stocks endured stretches of volatility at the end of 2018 and during the spring of 2019. But their performance was boosted by the accommodative stance of the Federal Reserve, which cut interest rates in August and September in response to a softening economy.

•     The utilities, real estate, and information technology sectors helped the fund’s relative performance. Industrials, energy, and consumer discretionary detracted the most.

•     Over the ten years ended September 30, 2019, the fund’s average annual return of more than 13% was slightly above that of its benchmark index.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Strategic Equity Fund returned –5.63%. It lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned –1.09%.

Investment objective and strategy

Our approach to investing focuses on fundamentals—not technical analysis of stock price movements. We compare mid- and small-capitalization U.S. stocks within the same industry group to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Investment environment

Although the broad-market Russell 3000 Index of U.S. stocks advanced nearly 3%, the recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—contributed to some extraordinary trends in the equity markets. These trends are not unusual at the late stage of a business cycle and include the following:

• Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher expected returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that are increasingly diverging from those of value companies.

• Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth) since May 2018.

• Junk rally. A big junk rally during which stocks with high valuations and low-quality earnings have outperformed began in January 2019. It has been a risk-on and fundamental-off market, with investors giving up safety for returns.

3

Although markets such as the current one can be challenging, it is crucial to maintain a long-term focus. These conditions are not unusual at the late stage of a business cycle; investors should expect to see them at least once.

Just like any other form of active equity strategy, ours is designed to deliver long-term outperformance. Often, quantitatively driven funds are some of the first to bounce back after a drop in the markets. They can weather unpredictability through expert portfolio managers, analysts, and traders who stay focused on historical trends and perform regular, in-depth data analysis.

Our successes and shortfalls

Against the fiscal year’s unusual backdrop, the fund lagged across the board as all five of our decision models did not perform as expected. Seven of its 11 industry sectors detracted on a relative basis. Utilities, real estate, and information technology did best; industrials, energy, and consumer discretionary were the biggest detractors.

The portfolio benefited from FirstEnergy and Entergy in utilities, Extra Space Storage and Spirit Realty Capital in real estate, and Cadence Design Systems in information technology. The greatest shortfalls came from Denbury Resources and California Resources in energy, The Greenbrier Companies and AeroVironment in industrials, and Tailored Brands in consumer discretionary.

We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuations and growth characteristics.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 15, 2019

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,013.68	$0.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

6

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Equity Fund	-5.63%	7.81%	13.10%	$34,240
MSCI US Small + Mid Cap 2200 Index	-1.09	9.15	12.91	33,685
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

See Financial Highlights for dividend and capital gains information.

7

Strategic Equity Fund

Sector Diversification

As of September 30, 2019

Communication Services	3.3%
Consumer Discretionary	12.1
Consumer Staples	3.1
Energy	3.4
Financials	15.1
Health Care	11.8
Industrials	14.6
Information Technology	16.1
Materials	5.3
Real Estate	10.1
Utilities	5.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8

Strategic Equity Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Communication Services (3.3%)
^	Match Group Inc.	583,457	41,682
	Discovery Communications Inc. Class A	1,197,954	31,902
*	TripAdvisor Inc.	800,175	30,951
	News Corp. Class B	1,286,804	18,395
	New York Times Co. Class A	633,796	18,050
	Discovery Communications Inc.	660,120	16,252
^	World Wrestling Entertainment Inc. Class A	201,734	14,353
*	IAC/InterActiveCorp	61,903	13,493
^,*	MSG Networks Inc.	744,379	12,074
*	Vonage Holdings Corp.	729,645	8,245
*	Bandwidth Inc. Class A	116,390	7,578
	TEGNA Inc.	416,337	6,466
	News Corp. Class A	429,783	5,983
	Nexstar Media Group Inc. Class A	56,165	5,746
*	Liberty Media Corp-Liberty SiriusXM Class A	116,232	4,832
			236,002
Consumer Discretionary (12.0%)
	Best Buy Co. Inc.	887,919	61,257
	PulteGroup Inc.	1,582,895	57,855
^,*	RH	328,377	56,097
	Whirlpool Corp.	313,725	49,681
*	Chipotle Mexican Grill Inc. Class A	58,134	48,860
	Deckers Outdoor Corp.	290,603	42,823
	Brinker International Inc.	973,650	41,546
*	MercadoLibre Inc.	75,174	41,438
	Bloomin’ Brands Inc.	2,035,801	38,538
*	Planet Fitness Inc. Class A	575,825	33,323
	Rent-A-Center Inc.	1,147,388	29,591
	Autoliv Inc.	307,483	24,254
	Lear Corp.	182,651	21,535
*	Roku Inc.	211,386	21,511
*	Etsy Inc.	363,941	20,563
	H&R Block Inc.	761,312	17,982
^,*	YETI Holdings Inc.	604,259	16,919
^	Bed Bath & Beyond Inc.	1,564,091	16,642
*	Chegg Inc.	536,815	16,078
	Kohl’s Corp.	321,272	15,954
	DR Horton Inc.	301,507	15,892
	Darden Restaurants Inc.	122,985	14,539
*	SeaWorld Entertainment Inc.	539,095	14,189
	Jack in the Box Inc.	151,925	13,843
	Wingstop Inc.	144,248	12,590
	Toll Brothers Inc.	273,107	11,211
*	Fossil Group Inc.	848,521	10,615
	Newell Brands Inc.	503,662	9,429
	Gentex Corp.	341,053	9,391
*	Under Armour Inc. Class A	454,514	9,063
*	Under Armour Inc. Class C	444,714	8,063
*	Meritage Homes Corp.	106,271	7,476
*	NVR Inc.	1,855	6,896
	Adient plc	293,695	6,743
	Lithia Motors Inc. Class A	50,299	6,659
	Dave & Buster’s Entertainment Inc.	151,275	5,892
	Dick’s Sporting Goods Inc.	100,976	4,121
	Macy’s Inc.	239,024	3,714
	Dine Brands Global Inc.	45,716	3,468
*	Chewy Inc.	126,851	3,118
*	Qurate Retail Group Inc. QVC Group Class A	274,148	2,828
			852,187
Consumer Staples (3.1%)
	Lamb Weston Holdings Inc.	660,225	48,011
*	Boston Beer Co. Inc. Class A	110,175	40,112
*	Herbalife Nutrition Ltd.	827,525	31,330
	McCormick & Co. Inc.	157,830	24,669

9

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
^	Medifast Inc.	159,133	16,491
	Casey’s General Stores Inc.	77,470	12,485
	Bunge Ltd.	209,819	11,880
	Coty Inc. Class A	1,052,127	11,058
	Campbell Soup Co.	150,279	7,051
	Ingles Markets Inc. Class A	165,514	6,432
*	Post Holdings Inc.	49,640	5,254
*	US Foods Holding Corp.	104,715	4,304
			219,077
Energy (3.4%)
	HollyFrontier Corp.	901,536	48,358
	Plains GP Holdings LP Class A	1,418,711	30,119
	Delek US Holdings Inc.	646,157	23,456
*	Southwestern Energy Co.	11,668,762	22,521
*	Renewable Energy Group Inc.	1,135,167	17,033
	Cabot Oil & Gas Corp.	962,696	16,915
	Devon Energy Corp.	692,015	16,650
	Marathon Oil Corp.	1,309,090	16,063
	Denbury Resources Inc.	12,457,437	14,824
^,*	California Resources Corp.	979,406	9,990
	Peabody Energy Corp.	540,226	7,952
	Range Resources Corp.	1,649,240	6,300
	EQT Corp.	478,650	5,093
	PBF Energy Inc. Class A	147,344	4,006
			239,280
Financials (15.0%)
	Ally Financial Inc.	1,812,841	60,114
	Regions Financial Corp.	3,465,863	54,830
	Primerica Inc.	410,875	52,276
	LPL Financial Holdings Inc.	636,564	52,135
	Zions Bancorp NA	1,168,240	52,010
	Lincoln National Corp.	714,379	43,091
	Comerica Inc.	634,801	41,891
	MSCI Inc. Class A	187,878	40,910
	Santander Consumer USA Holdings Inc.	1,526,521	38,942
	MGIC Investment Corp.	3,006,452	37,821
*	Globe Life Inc.	382,677	36,645
	Walker & Dunlop Inc.	647,372	36,207
	Assured Guaranty Ltd.	803,626	35,729
	AXA Equitable Holdings Inc.	1,509,980	33,461
	Webster Financial Corp.	486,638	22,809
*	NMI Holdings Inc. Class A	820,028	21,534
	Essent Group Ltd.	448,960	21,402
	Voya Financial Inc.	376,707	20,508
	First American Financial Corp.	333,127	19,658
	Cincinnati Financial Corp.	167,218	19,509
	Cullen/Frost Bankers Inc.	217,775	19,284
	Universal Insurance Holdings Inc.	605,931	18,172
	Hanover Insurance Group Inc.	121,764	16,504
	Fifth Third Bancorp	584,599	16,006
	Umpqua Holdings Corp.	963,120	15,853
	FirstCash Inc.	171,923	15,760
*	Arch Capital Group Ltd.	360,999	15,155
*	Athene Holding Ltd. Class A	346,878	14,590
*	World Acceptance Corp.	113,620	14,488
	CIT Group Inc.	319,413	14,473
	Citizens Financial Group Inc.	366,014	12,946
	First Horizon National Corp.	756,257	12,251
	FactSet Research Systems Inc.	48,653	11,821
*	Alleghany Corp.	13,464	10,741
	Commerce Bancshares Inc.	170,590	10,346
	Unum Group	318,343	9,461
	Federal Agricultural Mortgage Corp.	114,118	9,319
	People’s United Financial Inc.	554,084	8,663
	First Financial Bankshares Inc.	258,398	8,612
	First Hawaiian Inc.	309,385	8,261
	Hancock Whitney Corp.	203,111	7,778
	Everest Re Group Ltd.	26,179	6,966
	Nelnet Inc. Class A	108,882	6,925
*	SVB Financial Group	30,762	6,428
	PacWest Bancorp	173,897	6,319
	Erie Indemnity Co. Class A	30,871	5,731
	Community Bank System Inc.	73,657	4,544
	American Equity Investment Life Holding Co.	174,896	4,232
	RenaissanceRe Holdings Ltd.	19,342	3,742
	MarketAxess Holdings Inc.	10,060	3,295
	Nasdaq Inc.	30,048	2,985
	International Bancshares Corp.	42,610	1,646
			1,064,779
Health Care (11.8%)
*	Veeva Systems Inc. Class A	359,829	54,942
	Chemed Corp.	119,857	50,049

10

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Charles River Laboratories International Inc.	375,089	49,650
	Dentsply Sirona Inc.	901,089	48,037
*	PRA Health Sciences Inc.	422,231	41,898
*	Mettler-Toledo International Inc.	57,566	40,549
	Universal Health Services Inc. Class B	256,730	38,189
	Agilent Technologies Inc.	478,682	36,681
*	IQVIA Holdings Inc.	245,394	36,657
*	Tenet Healthcare Corp.	1,629,596	36,047
*	Haemonetics Corp.	278,795	35,167
	Bruker Corp.	732,167	32,164
*	Henry Schein Inc.	467,670	29,697
*	Medpace Holdings Inc.	341,884	28,732
*	Waters Corp.	119,183	26,605
*	Myriad Genetics Inc.	820,404	23,488
*	Varian Medical Systems Inc.	161,244	19,202
*	Novocure Ltd.	252,846	18,908
*	Tandem Diabetes Care Inc.	300,247	17,709
*	Endo International plc	5,482,418	17,599
	Cooper Cos. Inc.	59,098	17,552
	DaVita Inc.	301,365	17,199
	Encompass Health Corp.	259,090	16,395
*	Ionis Pharmaceuticals Inc.	242,940	14,554
	Enanta Pharmaceuticals Inc.	197,252	11,851
*	Molina Healthcare Inc.	93,088	10,214
*	Syneos Health Inc.	183,951	9,788
*	IDEXX Laboratories Inc.	34,949	9,504
*	Amedisys Inc.	66,683	8,736
*	Hologic Inc.	160,939	8,126
*	Halozyme Therapeutics Inc.	519,645	8,060
*	Global Blood Therapeutics Inc.	146,369	7,102
*	Tivity Health Inc.	400,944	6,668
*	ImmunoGen Inc.	2,379,833	5,759
*	Arrowhead Pharmaceuticals Inc.	102,197	2,880
			836,358
Industrials (14.5%)
	Copart Inc.	796,888	64,014
	WW Grainger Inc.	192,431	57,181
	Allison Transmission Holdings Inc.	1,119,103	52,654
	Spirit AeroSystems Holdings Inc. Class A	614,843	50,565
	Expeditors International of Washington Inc.	677,295	50,316
	Huntington Ingalls Industries Inc.	221,035	46,813
*	HD Supply Holdings Inc.	1,136,126	44,508
	L3Harris Technologies Inc.	212,182	44,270
	SkyWest Inc.	752,367	43,186
*	Meritor Inc.	2,149,036	39,757
*	TriNet Group Inc.	635,868	39,545
	Robert Half International Inc.	661,783	36,835
	HEICO Corp.	222,370	27,770
	Dover Corp.	237,296	23,625
*	FTI Consulting Inc.	217,518	23,055
	Nielsen Holdings plc	1,074,846	22,840
	GATX Corp.	278,689	21,607
*	AeroVironment Inc.	391,380	20,962
*	MasTec Inc.	298,926	19,409
*	Aerojet Rocketdyne Holdings Inc.	382,086	19,299
	Korn Ferry	474,467	18,333
	AGCO Corp.	226,952	17,180
	Oshkosh Corp.	222,432	16,860
	Wabash National Corp.	1,132,819	16,437
*	IHS Markit Ltd.	244,496	16,352
	Jacobs Engineering Group Inc.	161,251	14,754
	Continental Building Products Inc.	535,262	14,607
*	Avis Budget Group Inc.	436,164	12,326
	Textron Inc.	248,160	12,150
	Tetra Tech Inc.	135,039	11,716
	Lennox International Inc.	46,992	11,418
*	Mercury Systems Inc.	132,746	10,775
	Landstar System Inc.	90,682	10,209
	Masco Corp.	242,547	10,109
	Quad/Graphics Inc.	945,039	9,932
	Old Dominion Freight Line Inc.	57,885	9,839
	Rush Enterprises Inc. Class A	241,532	9,318
	Pentair plc	230,975	8,731
*	JetBlue Airways Corp.	484,090	8,109
	Armstrong World Industries Inc.	81,226	7,855
	CH Robinson Worldwide Inc.	65,437	5,548
*	Teledyne Technologies Inc.	16,948	5,457
	Owens Corning	82,256	5,199
*	TrueBlue Inc.	243,134	5,130
	Ennis Inc.	233,372	4,716
	Herman Miller Inc.	93,970	4,331
*	Sensata Technologies Holding plc	74,760	3,742
	KAR Auction Services Inc.	137,593	3,378
			1,032,722

11

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Information Technology (16.0%)
	CDW Corp.	531,457	65,497
*	Cadence Design Systems Inc.	905,428	59,831
*	CACI International Inc. Class A	225,685	52,192
*	Zebra Technologies Corp.	252,058	52,017
	Booz Allen Hamilton Holding Corp. Class A	730,483	51,879
*	Fortinet Inc.	639,149	49,061
	Citrix Systems Inc.	487,399	47,044
	Broadridge Financial Solutions Inc.	350,970	43,671
*	Five9 Inc.	766,177	41,174
	Jabil Inc.	1,098,781	39,303
	Xilinx Inc.	401,391	38,493
*	HubSpot Inc.	246,635	37,392
	Avnet Inc.	819,584	36,459
*	Paycom Software Inc.	166,872	34,958
*	Box Inc.	2,036,007	33,716
*	Advanced Micro Devices Inc.	1,085,149	31,458
*	Synaptics Inc.	771,263	30,812
*	Lattice Semiconductor Corp.	1,580,376	28,897
*	Tech Data Corp.	270,412	28,188
	Ciena Corp.	585,170	22,956
	MAXIMUS Inc.	260,426	20,120
*	Fair Isaac Corp.	64,352	19,532
*	RingCentral Inc. Class A	151,589	19,049
	ManTech International Corp. Class A	207,786	14,838
*	Euronet Worldwide Inc.	98,717	14,442
	CSG Systems International Inc.	261,530	13,516
*	Manhattan Associates Inc.	161,953	13,065
*	Amkor Technology Inc.	1,326,658	12,073
	Dropbox Inc. Class A	586,716	11,834
*	Verint Systems Inc.	271,631	11,620
	Leidos Holdings Inc.	133,706	11,483
*	Teradata Corp.	364,346	11,295
	Sabre Corp.	489,291	10,958
	Science Applications International Corp.	117,973	10,305
	Teradyne Inc.	169,763	9,831
*	Unisys Corp.	1,315,755	9,776
*	Inphi Corp.	157,999	9,646
	Xerox Holdings Corp.	306,410	9,165
	Cirrus Logic Inc.	145,382	7,790
	Enphase Energy Inc.	333,699	7,418
^,*	SunPower Corp. Class A	618,582	6,786
*	Anixter International Inc.	89,119	6,160
*	Trade Desk Inc. Class A	29,591	5,550
	EPAM Systems Inc.	29,959	5,462
*	Everbridge Inc.	87,233	5,383
*	ePlus Inc.	67,902	5,167
*	SMART Global Holdings Inc.	186,216	4,745
*	Keysight Technologies Inc.	42,510	4,134
^,*	Fitbit Inc. Class A	1,044,846	3,981
*	SolarEdge Technologies Inc.	46,471	3,890
	Maxim Integrated Products Inc.	64,631	3,743
*	Alarm.com Holdings Inc.	73,691	3,437
*	PROS Holdings Inc.	55,267	3,294
*	Mellanox Technologies Ltd.	16,671	1,827
			1,136,313
Materials (5.2%)
	Ball Corp.	870,481	63,380
	CF Industries Holdings Inc.	1,093,127	53,782
	Huntsman Corp.	1,827,200	42,501
	Louisiana-Pacific Corp.	1,372,152	33,728
	Sealed Air Corp.	717,448	29,781
	Avery Dennison Corp.	259,831	29,509
	Royal Gold Inc.	173,187	21,338
	Warrior Met Coal Inc.	1,048,742	20,471
	Scotts Miracle-Gro Co.	177,405	18,063
	Greif Inc. Class A	384,886	14,583
	Reliance Steel & Aluminum Co.	139,901	13,943
	Domtar Corp.	353,317	12,652
	Vulcan Materials Co.	74,428	11,257
*	Axalta Coating Systems Ltd.	218,203	6,579
			371,567
Real Estate (10.1%)
	Extra Space Storage Inc.	492,709	57,558
	Service Properties Trust	1,954,543	50,408
	Spirit Realty Capital Inc.	1,030,159	49,303
	Invitation Homes Inc.	1,631,522	48,309
	Brixmor Property Group Inc.	2,302,129	46,710
	Medical Properties Trust Inc.	2,234,626	43,709
	Life Storage Inc.	361,850	38,143
	Park Hotels & Resorts Inc.	1,508,527	37,668
	Lexington Realty Trust Class B	3,489,683	35,769
	Omega Healthcare Investors Inc.	826,259	34,529
	VEREIT Inc.	3,440,219	33,645
	Kimco Realty Corp.	1,603,186	33,475

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	EPR Properties	432,390	33,234
	Sabra Health Care REIT Inc.	1,289,400	29,605
	Mid-America Apartment Communities Inc.	187,262	24,346
	Essex Property Trust Inc.	55,500	18,129
	National Health Investors Inc.	195,267	16,088
	CubeSmart	424,161	14,803
	Xenia Hotels & Resorts Inc.	675,544	14,268
	Alexandria Real Estate Equities Inc.	69,559	10,715
	Universal Health Realty Income Trust	75,916	7,804
^	Washington Prime Group Inc.	1,690,851	7,000
	American Campus Communities Inc.	142,730	6,863
	Senior Housing Properties Trust	727,847	6,736
	Brandywine Realty Trust	358,345	5,429
	Healthcare Trust of America Inc. Class A	147,583	4,336
	Ashford Hospitality Trust Inc.	1,155,426	3,825
	American Homes 4 Rent Class A	136,515	3,534
			715,941
	Utilities (5.1%)
	FirstEnergy Corp.	1,497,454	72,222
	AES Corp.	3,220,875	52,629
	NRG Energy Inc.	1,303,973	51,637
	Vistra Energy Corp.	1,755,978	46,937
	Ameren Corp.	394,571	31,586
	Entergy Corp.	238,068	27,940
	OGE Energy Corp.	606,177	27,508
	Pinnacle West Capital Corp.	276,790	26,868
	Black Hills Corp.	120,932	9,279
	American Water Works Co. Inc.	70,466	8,754
	MDU Resources Group Inc.	141,328	3,984
			359,344
	Total Common Stocks (Cost $6,088,263)		7,063,570
	Temporary Cash Investments (1.7%)[1]
	Money Market Fund (1.7%)
2,3	Vanguard Market Liquidity Fund, 2.098%	1,192,076	119,219

		Face
		Amount
		($000)
	U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill, 1.981%, 11/7/19	550	549
4	United States Treasury Bill, 2.045%, 11/21/19	1,300	1,297
			1,846
	Total Temporary Cash Investments (Cost $121,054)		121,065
	Total Investments (101.2%) (Cost $6,209,317)		7,184,635

			Amount
			($000)
	Other Assets and Liabilities (-1.2%)
	Other Assets
	Investment in Vanguard		335
	Receivables for Investment Securities Sold		6,341
	Receivables for Accrued Income		8,125
	Receivables for Capital Shares Issued		3,415
	Variation Margin Receivable—Futures Contract		122
	Other Assets		494
	Total Other Assets		18,832
	Liabilities
	Payables for Investment Securities Purchased		(5,251)
	Collateral for Securities on Loan		(84,913)
	Payables for Capital Shares Redeemed		(9,996)
	Payables to Vanguard		(3,744)
	Variation Margin Payable—Futures Contract		(22)
	Other Liabilities		(1,065)
	Total Liabilities		(104,991)
	Net Assets (100%)
	Applicable to 222,739,638 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		7,098,476
	Net Asset Value Per Share		$31.87

13

Strategic Equity Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,968,938
Total Distributable Earnings (Loss)	1,129,538
Net Assets	7,098,476

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $81,564,000.

*	Non-income-producing security.

1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 1.1%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $84,913,000 was received for securities on loan.

4	Securities with a value of $1,846,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

					($000)

					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini Russell 2000 Index	December 2019	381		29,051	(865)
E-mini S&P Mid-Cap 400 Index	December 2019	54		10,465	(151)
					(1,016)

See accompanying Notes, which are an integral part of the Financial Statements.

14

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2019

($000)
Investment Income
Income
Dividends	111,966
Interest[1]	880
Securities Lending—Net	497
Total Income	113,343
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,280
Management and Administrative	8,933
Marketing and Distribution	718
Custodian Fees	53
Auditing Fees	33
Shareholders’ Reports	72
Trustees’ Fees and Expenses	5
Total Expenses	12,094
Net Investment Income	101,249
Realized Net Gain (Loss)
Investment Securities Sold[1]	99,140
Futures Contracts	(2,370)
Realized Net Gain (Loss)	96,770
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(665,833)
Futures Contracts	(634)
Change in Unrealized Appreciation (Depreciation)	(666,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(468,448)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $830,000, $6,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,

	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,249	82,253
Realized Net Gain (Loss)	96,770	562,077
Change in Unrealized Appreciation (Depreciation)	(666,467)	432,387
Net Increase (Decrease) in Net Assets Resulting from Operations	(468,448)	1,076,717
Distributions
Net Investment Income	(84,240)	(92,114)
Realized Capital Gain[1]	(515,278)	(479,773)
Total Distributions	(599,518)	(571,887)
Capital Share Transactions
Issued	756,397	889,191
Issued in Lieu of Cash Distributions	563,538	537,684
Redeemed	(1,099,829)	(1,035,958)
Net Increase (Decrease) from Capital Share Transactions	220,106	390,917
Total Increase (Decrease)	(847,860)	895,747
Net Assets
Beginning of Period	7,946,336	7,050,589
End of Period	7,098,476	7,946,336

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $23,989,000 and $28,727,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.21	$34.89	$30.41	$30.82	$32.02
Investment Operations
Net Investment Income	.449	1.392	1.504	1.624	.466
Net Realized and Unrealized Gain (Loss) on Investments	(2.980)	4.781	4.988	2.440	.207
Total from Investment Operations	(2.531)	5.173	5.492	3.064	.673
Distributions
Dividends from Net Investment Income	(.395)	(.460)	(.509)	(.507)	(.354)
Distributions from Realized Capital Gains	(2.414)	(2.393)	(.503)	(2.967)	(1.519)
Total Distributions	(2.809)	(2.853)	(1.012)	(3.474)	(1.873)
Net Asset Value, End of Period	$31.87	$37.21	$34.89	$30.41	$30.82

Total Return[2]	-5.63%	15.63%	18.28%	10.62%	2.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,098	$7,946	$7,051	$6,046	$5,739
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.18%	0.18%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.10%	1.53%	2.09%	1.41%
Portfolio Turnover Rate	60%	82%	81%	74%	70%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Strategic Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These

19

Strategic Equity Fund

costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $335,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,063,570	—	—
Temporary Cash Investments	119,219	1,846	—
Futures Contracts—Assets[1]	122	—	—
Futures Contracts—Liabilities[1]	(22)	—	—
Total	7,182,889	1,846	—

1 Represents variation margin on the last day of the reporting period.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	9,237
Total Distributable Earnings (Loss)	(9,237)

20

Strategic Equity Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	65,757
Undistributed Long-Term Gains	91,605
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	975,318

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount ($000)
Tax Cost	6,209,317
Gross Unrealized Appreciation	1,429,372
Gross Unrealized Depreciation	(454,054)
Net Unrealized Appreciation (Depreciation)	975,318

E.   During the year ended September 30, 2019, the fund purchased $4,283,187,000 of investment securities and sold $4,540,143,000 of investment securities, other than temporary cash investments.

F.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	24,126	24,945
Issued in Lieu of Cash Distributions	20,418	15,880
Redeemed	(35,338)	(29,353)
Net Increase (Decrease) in Shares Outstanding	9,206	11,472

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2019 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $495,829,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $73,751,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 82.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112019

Annual Report | September 30, 2019 Vanguard Capital Opportunity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Capital Opportunity Fund returned approximately –5% for the 12 months ended September 30, 2019, lagging its benchmark, the Russell Midcap Growth Index, which returned just over 5%.

•     The broad U.S. stock market advanced nearly 3% for the year, which was marked by sharp intervals of volatility and uncertainty. Investors fretted over U.S.-China trade, heightened tensions with Iran, the imbroglio over Britain’s exit from the European Union, and whether an inverted yield curve signaled a recession ahead. With an eye toward the deteriorating global economic outlook, the Federal Reserve lowered short-term interest rates twice to sustain the U.S. economic recovery.

•     Large-and mid-capitalization stocks generally outdistanced their small-cap counterparts.

•     Returns were negative in six of the fund’s ten sectors. Its holdings in industrial, information technology, and health care stocks were the biggest detractors.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Capital Opportunity Fund returned –5.01% for Investor Shares and –4.95% for Admiral Shares. The results trailed the 5.20% return of its benchmark, the Russell Midcap Growth Index. The fund’s results also trailed the 4.25% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, sector allocation and stock selection both detracted from the fund’s results.

The investment environment

The fiscal year featured a moderating U.S. economy and choppy performance in the U.S. equity market. The decade-long American expansion continued, but showed signs of late-cycle fatigue amid a broader global slowdown. Consumer spending remained healthy, bolstered by labor market strength, even as consumer confidence waned in the summer months. Business investment weakened late in the fiscal year, a notable reversal from a year ago, and trade-driven uncertainty hindered business confidence.

Other major economies slowed, particularly in Europe and China. Geopolitical tension intensified, including an apparent Iranian attack on Saudi Arabia’s oil infrastructure and a further deterioration in U.S.-China relations. The Federal Reserve responded to the unease with interest rate cuts that took effect in August and September, an about-face from last year’s tightening campaign.

The equity market proved resilient in the face of this widespread uncertainty, with the S&P 500 Index finishing the period up more than 4% even as corporate earnings sharply decelerated. Analysts now project just +2% earnings growth for the index in 2019, well below the original expectations for double-digit growth. Market sentiment hinged chiefly on U.S.-China trade progress and Fed policy.

In late 2018, the market fell precipitously as rising interest rates and trade negativity spawned fears of imminent recession. This decline proved short-lived, however, as optimism grew for a trade deal and more accommodative Fed commentary. The market bounced aggressively and ascended to record highs in April, June, and July. Defensive sectors generally outperformed, led by utilities (+27%), real estate (+25%), and consumer staples (+17%). Health care (–4%) was a notable outlier, as its domestic political sensitivity outweighed its defensive merits. Energy (–19%) was the biggest laggard amid a steep decline in oil prices.

Outlook for U.S. equities

Our long-standing cautious optimism currently tilts slightly more toward caution, a reflection of increased concerns in both the international and domestic arenas. The S&P 500 Index is near record highs despite a moderation in economic activity. Absolute valuation (16.7 times forward price/earnings valuation) is perhaps reasonable relative to anemic bond yields (1.7% on 10-year Treasuries at the end

3

of the fiscal year), but the divergence between equity market performance and underlying economic activity feels unsustainable.

Indeed, though equity market indexes have prevailed at elevated levels, the bond markets are indicating apparent distress. In August, the 10-year Treasury yield briefly dipped below that of 2-year Treasuries, a yield curve inversion that is often seen as a harbinger of recession.

Meanwhile, confidence persists that a U.S.-China trade deal will be achieved, even as relations steadily worsen and national political crises unfold in both countries (an impeachment inquiry in the U.S. and the Hong Kong protests for China). We have been hopeful that trade-inspired geopolitical risks would subside, but instead we observe mostly false starts and provocation. American domestic political rancor has likewise escalated, with hyperpartisanship effectively paralyzing the federal government’s legislative and executive branches.

Despite the relentless uncertainty, we believe in America’s economic engine, the free enterprise system. This fundamental faith undergirds and informs our desire to own U.S. equities over the long term, and we remain cognizant of how quickly conditions can improve. Our largest sector positions continue to be in information technology and health care, where the development of innovative technologies and therapies is not tied to near-term economic prospects. However, we also invest in companies and industries with more cyclical orientations, such as semiconductors and airlines. These companies rely heavily on global growth and, in some cases, a constructive China relationship.

Portfolio update

The portfolio maintained large overweight positions in information technology, health care, and industrial stocks. These sectors made up 75% of average assets, compared with their 45% combined weighting in the S&P 500 Index. The portfolio and index were equally weighted in consumer discretionary, at 10% of average assets, and modestly under-weighted in financials (7% of average assets, compared with 13% for the index) and communication services (4%, compared with 10%). The fund maintained an underweight position in all other sectors: consumer staples, energy, materials, real estate, and utilities.

Unfavorable stock selection primarily drove fund underperformance, with particular weakness in industrials, information technology, and health care. Within industrials, key detractors included FedEx (–39%), whose operational miscues have exacerbated trade war concerns, and several airlines, including American (–34%) and Southwest (–12%). Within information technology, laggards NetApp (–37%) and HP (–24%) more than offset strong performances by KLA (+61%) and Universal Display (+43%). And within health care, weakness in Alkermes

4

(–54%), Biogen (–34%), and BioMarin (–30%) outpaced a broader plunge in the biotech space.

Sector allocation also detracted from relative performance, driven primarily by the fund’s varied positioning within the four defensive-oriented sectors. The portfolio had negligible exposure to the three outperforming defensive sectors (consumer staples, utilities, and real estate) and a significant overweight position in the single underperforming defensive sector (health care). This collective headwind proved significant, more than offsetting the benefit from the portfolio’s energy underweight.

As of September 30, 2019, the fund’s top 10 holdings made up 29% of assets.

Advisor perspectives

We routinely discuss portfolio positioning within the framework of the S&P 500 Index sectors. For instance, our overweight sector allocations for some time have included information technology, health care, and industrials. We also occasionally discuss portfolio structure more thematically. For example, we highlight our preference for “mind”—technology, innovation, and the like—over “matter”—commodities and other real assets.

Another way to frame our exposures is via high-level categories such as defensive, growth/cyclical, and commodity-linked stocks. For instance, our aggregate portfolio weighting in the defensive bucket is comparable to that of the S&P 500 Index, but as previously noted, our actual underlying ownership is heavily skewed toward health care.

We believe our portfolio has credible defensive qualities, even if achieved in unorthodox fashion, and we prefer pharmaceutical and biotech companies—and, in particular, the unsung potential of novel drugs—to businesses tied to food and other staples. Following its underperformance, the health care sector traded at a far more attractive absolute and relative valuation at the end of the 12 months (14.4 times forward P/E, compared with its 16.2 times 20-year average) than its defensive sector peers, including consumer staples (19.9 times, compared with 16.8 times) and utilities (20.1 times, compared with 14.4 times).

In the growth/cyclical and commodity-linked buckets, the story is similar: comparable exposure at the aggregate level, but significant differentiation beneath the surface. Within growth/ cyclical, which houses our information technology overweight position, our ownership of FAANG (Facebook, Apple, Amazon, Netflix, and Google/Alphabet) stocks, the market’s putative technology leaders, has materially lagged their market weighting. We instead own semiconductor and other technology hardware and software companies with secular (and cyclical) growth trajectories at a valuation discount to the typical FAANG premium.

5

And in the commodity-linked sectors (energy, materials, and industrials), our slight overweight posture is especially superficial, as our ownership—principally, commodity-consuming companies—stands in direct contrast to the bucket’s pro-commodity bias. Avoiding the commodity producers has generally served us well in recent years. That said, the fund has derived no obvious benefit from its substantial exposure to cheaper commodities on the cost side of the ledger. Within industrials, for instance, our airlines ownership underperformed the market despite solid fundamentals amid a decline in crude oil prices; we continue to see exceptional value in this industry.

Conclusion

Regardless of the framing, a differentiated portfolio guarantees only divergence, not outperformance. The fund’s disappointing year reaffirms this basic truth, with weak stock selection serving as the primary culprit for our underperformance. Many of the fund’s idiosyncratic bottom-up features directly contributed to these poor relative results. A confluence of nonmarket considerations has recently plagued our drug-centric defensives (health care reform rhetoric) and our growth-oriented cyclicals (the U.S.-China imbroglio). We are optimistic that our portfolio—and the company-specific trajectories therein—features an attractive combination of secular growth and reasonable valuations, and we are hopeful it will outperform in the years ahead.

PRIMECAP Management Company

October 15, 2019

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended September 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,000.47	$2.16
Admiral™ Shares	1,000.00	1,000.81	1.81
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.91	$2.18
Admiral Shares	1,000.00	1,023.26	1.83

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Opportunity Fund Investor Shares	-5.01%	11.12%	13.70%	$36,108
Russell Midcap Growth Index	5.20	11.12	14.08	37,337
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	-4.95%	11.20%	13.78%	$181,783
Russell Midcap Growth Index	5.20	11.12	14.08	186,685
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	171,034

See Financial Highlights for dividend and capital gains information.

9

Capital Opportunity Fund

Sector Diversification

As of September 30, 2019

Communication Services	4.1%
Consumer Discretionary	10.8
Energy	1.8
Financials	7.5
Health Care	28.2
Industrials	17.9
Information Technology	29.7
Materials	0.0

The table reflects the fund’s equity exposure, based on its investments in stocks. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Capital Opportunity Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)
Communication Services (3.9%)
*	Alphabet Inc. Class C	236,548	288,352
*	Alphabet Inc. Class A	233,970	285,710
*	Electronic Arts Inc.	400,000	39,128
*	Facebook Inc. Class A	128,400	22,865
	Walt Disney Co.	36,700	4,783
*	Sprint Corp.	215,800	1,332
*	Lions Gate Entertainment Corp. Class A	67,300	623
*	Lions Gate Entertainment Corp. Class B	67,900	593
			643,386
Consumer Discretionary (10.4%)
*	Alibaba Group Holding Ltd. ADR	2,070,500	346,250
*	CarMax Inc.	2,706,197	238,145
	TJX Cos. Inc.	3,150,000	175,581
	Royal Caribbean Cruises Ltd.	1,473,200	159,592
	Carnival Corp.	3,366,700	147,158
*	Amazon.com Inc.	79,870	138,647
*,^	Tesla Inc.	486,766	117,247
	Sony Corp. ADR	1,602,300	94,744
*	Norwegian Cruise Line Holdings Ltd.	1,290,200	66,794
*	Capri Holdings Ltd.	1,230,600	40,807
	Ross Stores Inc.	254,200	27,924
	eBay Inc.	665,600	25,945
	Gildan Activewear Inc. Class A	600,000	21,300
	Las Vegas Sands Corp.	328,000	18,945
*	Ulta Beauty Inc.	68,700	17,220
	Marriott International Inc. Class A	131,300	16,330
	L Brands Inc.	575,000	11,264
	Newell Brands Inc.	458,500	8,583
	Whirlpool Corp.	52,200	8,266
	Hilton Worldwide Holdings Inc.	76,333	7,107
	Restaurant Brands International Inc.	88,500	6,296
	Lowe’s Cos. Inc.	37,800	4,156
*	Burlington Stores Inc.	1,950	390
*	AutoZone Inc.	220	239
*	Five Below Inc.	1,600	202
			1,699,132
Energy (1.8%)
	Pioneer Natural Resources Co.	1,045,673	131,514
	Hess Corp.	1,156,774	69,962
*	Transocean Ltd.	12,165,096	54,378
	Cabot Oil & Gas Corp.	1,260,550	22,148
*	Southwestern Energy Co.	3,500,000	6,755
	TechnipFMC plc	134,700	3,252
	EOG Resources Inc.	2,400	178
			288,187
Financials (7.2%)
	Wells Fargo & Co.	3,560,500	179,592
	E*TRADE Financial Corp.	3,967,629	173,346
	Bank of America Corp.	5,286,817	154,217
	Northern Trust Corp.	1,648,551	153,843
	Charles Schwab Corp.	3,296,900	137,909
	Discover Financial Services	1,461,688	118,528
	JPMorgan Chase & Co.	817,836	96,251
	Raymond James Financial Inc.	755,700	62,315
	CME Group Inc.	169,954	35,918
	Progressive Corp.	320,000	24,720
	Citigroup Inc.	330,000	22,796
	Cboe Global Markets Inc.	156,900	18,029
			1,177,464
Health Care (27.2%)
	Eli Lilly & Co.	5,358,742	599,268
	Amgen Inc.	2,544,999	492,483
*	Biogen Inc.	2,067,850	481,437
*	BioMarin Pharmaceutical Inc.	5,001,030	337,069
	Novartis AG ADR	3,366,500	292,549
*	Boston Scientific Corp.	5,854,076	238,202
*	Seattle Genetics Inc.	2,692,900	229,974

11

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
*	QIAGEN NV	6,921,300	228,195
	Roche Holding AG	669,034	194,799
	Bristol-Myers Squibb Co.	3,551,830	180,113
	Thermo Fisher Scientific Inc.	551,964	160,770
*	Illumina Inc.	431,200	131,180
*	Alkermes plc	6,238,535	121,714
*	Edwards Lifesciences Corp.	535,000	117,652
	AstraZeneca plc ADR	2,247,400	100,167
*	Elanco Animal Health Inc.	3,350,158	89,081
	Abbott Laboratories	965,400	80,775
	PerkinElmer Inc.	888,700	75,691
	Zimmer Biomet Holdings Inc.	448,400	61,552
	Medtronic plc	477,000	51,812
*	Charles River Laboratories International Inc.	346,000	45,800
*	Alcon Inc.	628,840	36,655
*	Waters Corp.	111,000	24,778
*	BeiGene Ltd.	2,366,000	22,737
	Agilent Technologies Inc.	215,000	16,475
*	BeiGene Ltd. ADR	119,171	14,594
1	Siemens Healthineers AG	136,900	5,383
*	ImmunoGen Inc.	810,800	1,962
	Cerner Corp.	9,400	641
			4,433,508
Industrials (17.3%)
	Southwest Airlines Co.	9,741,300	526,128
*	United Airlines Holdings Inc.	5,290,013	467,690
	FedEx Corp.	2,059,374	299,783
	Airbus SE	2,219,400	288,142
	Delta Air Lines Inc.	4,017,300	231,396
	American Airlines Group Inc.	7,211,800	194,502
	Jacobs Engineering Group Inc.	2,095,919	191,777
*	AECOM	4,440,430	166,782
*	JetBlue Airways Corp.	6,708,250	112,363
	Caterpillar Inc.	528,600	66,767
	TransDigm Group Inc.	87,569	45,595
	Curtiss-Wright Corp.	335,000	43,339
	IDEX Corp.	225,000	36,873
	Textron Inc.	661,000	32,363
	Old Dominion Freight Line Inc.	131,600	22,368
	United Technologies Corp.	136,600	18,649
*	Ryanair Holdings plc ADR	262,800	17,445
	Boeing Co.	43,750	16,646
*	Lyft Inc. Class A	369,600	15,094
	Spirit AeroSystems Holdings Inc. Class A	139,600	11,481
	Rockwell Automation Inc.	42,600	7,020
			2,812,203
Information Technology (28.6%)
	Texas Instruments Inc.	3,222,550	416,482
*	Adobe Inc.	1,456,300	402,303
	Microsoft Corp.	2,792,200	388,200
	NetApp Inc.	5,685,800	298,561
*	Micron Technology Inc.	6,287,200	269,407
*	Splunk Inc.	2,176,400	256,511
	QUALCOMM Inc.	2,891,790	220,586
*	Flex Ltd.	19,096,402	199,844
	KLA Corp.	1,208,100	192,632
*	Trimble Inc.	4,571,900	177,435
	Universal Display Corp.	1,040,564	174,711
*	Cree Inc.	3,392,800	166,247
	Corning Inc.	5,826,974	166,185
	ASML Holding NV	668,900	166,168
*	Descartes Systems Group Inc.	4,120,721	166,106
	Visa Inc. Class A	650,000	111,807
	NVIDIA Corp.	490,100	85,312
	Entegris Inc.	1,639,300	77,145
	VMware Inc. Class A	491,500	73,754
	Intuit Inc.	205,000	54,518
	Hewlett Packard Enterprise Co.	3,262,565	49,493
*	PayPal Holdings Inc.	465,000	48,169
*	FormFactor Inc.	2,565,941	47,842
*	BlackBerry Ltd.	8,562,376	44,952
	HP Inc.	2,357,200	44,598
	Jabil Inc.	1,210,000	43,282
*	Keysight Technologies Inc.	436,000	42,401
	Teradyne Inc.	695,000	40,247
*	Nuance Communications Inc.	2,254,000	36,763
	Telefonaktiebolaget LM Ericsson ADR	4,305,700	34,359
	Apple Inc.	140,800	31,535
	Plantronics Inc.	718,200	26,803
^	Nokia Oyj ADR	4,026,000	20,372
*	salesforce.com Inc.	132,300	19,639
	Intel Corp.	290,000	14,944
	Western Digital Corp.	196,000	11,689
*	Palo Alto Networks Inc.	41,200	8,398
*	Autodesk Inc.	55,000	8,124
	Analog Devices Inc.	44,200	4,938

12

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Micro Focus International plc ADR	332,789	4,709
*	Dell Technologies Inc.	74,509	3,864
	Oracle Corp.	62,500	3,439
	DXC Technology Co.	72,200	2,130
	Applied Materials Inc.	10,700	534
*	Arista Networks Inc.	1,100	263
			4,657,401
	Materials (0.0%)
	Albemarle Corp.	400	28
	Total Common Stocks
	(Cost $7,418,312)		15,711,309
	Temporary Cash Investment (4.2%)
	Money Market Fund (4.2%)
2,3	Vanguard Market Liquidity Fund, 2.098%
	(Cost $688,673)	6,886,790	688,748
	Total Investments (100.6%)
	(Cost $8,106,985)		16,400,057

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	773
Receivables for Investment Securities Sold	8,150
Receivables for Accrued Income	14,733
Receivables for Capital Shares Issued	1,991
Total Other Assets	25,647
Liabilities
Payables for Investment Securities Purchased	(1,573)
Collateral for Securities on Loan	(94,159)
Payables for Investment Advisor	(9,772)
Payables for Capital Shares Redeemed	(8,265)
Payables to Vanguard	(9,563)
Total Liabilities	(123,332)
Net Assets (100%)	16,302,372

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	6,997,403
Total Distributable Earnings (Loss)	9,304,969
Net Assets	16,302,372

Investor Shares—Net Assets
Applicable to 26,161,038 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,684,307
Net Asset Value Per Share—Investor Shares	$64.38

Admiral Shares—Net Assets
Applicable to 98,285,132 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,618,065
Net Asset Value Per Share—Admiral Shares	$148.73

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $90,438,000.
1

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of this security represented 0.0% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $94,159,000 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	199,936
Interest—Affiliated Issuers	11,573
Securities Lending—Net	2,137
Total Income	213,646
Expenses
Investment Advisory Fees—Note B	39,148
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,298
Management and Administrative—Admiral Shares	18,606
Marketing and Distribution—Investor Shares	169
Marketing and Distribution—Admiral Shares	490
Custodian Fees	208
Auditing Fees	31
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	51
Trustees’ Fees and Expenses	17
Total Expenses	62,041
Net Investment Income	151,605
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,009,769
Investment Securities Sold—Affiliated Issuers	3,320
Foreign Currencies	(111)
Realized Net Gain (Loss)	1,012,978
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,138,060)
Investment Securities—Affiliated Issuers	23,754
Foreign Currencies	(60)
Change in Unrealized Appreciation (Depreciation)	(2,114,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	(949,783)

1   Dividends are net of foreign withholding taxes of $3,657,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	151,605	115,333
Realized Net Gain (Loss)	1,012,978	1,580,910
Change in Unrealized Appreciation (Depreciation)	(2,114,366)	1,568,343
Net Increase (Decrease) in Net Assets Resulting from Operations	(949,783)	3,264,586
Distributions
Net Investment Income
Investor Shares	(12,069)	(13,842)
Admiral Shares	(115,544)	(92,824)
Realized Capital Gain[1]
Investor Shares	(164,478)	(79,440)
Admiral Shares	(1,388,254)	(536,203)
Total Distributions	(1,680,345)	(722,309)
Capital Share Transactions
Investor Shares	(95,511)	(426,473)
Admiral Shares	591,538	518,196
Net Increase (Decrease) from Capital Share Transactions	496,027	91,723
Total Increase (Decrease)	(2,134,101)	2,634,000
Net Assets
Beginning of Period	18,436,473	15,802,473
End of Period	16,302,372	18,436,473

1       Includes fiscal 2019 and 2018 short-term gain distributions totaling $47,662,000 and $16,130,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$75.87	$65.51	$54.99	$50.25	$51.42
Investment Operations
Net Investment Income	.549[1]	.428[1]	.429[1]	.375	.349
Net Realized and Unrealized Gain (Loss) on Investments	(5.116)	12.957	13.136	7.090	.666
Total from Investment Operations	(4.567)	13.385	13.565	7.465	1.015
Distributions
Dividends from Net Investment Income	(.473)	(.449)	(.370)	(.299)	(.308)
Distributions from Realized Capital Gains	(6.450)	(2.576)	(2.675)	(2.426)	(1.877)
Total Distributions	(6.923)	(3.025)	(3.045)	(2.725)	(2.185)
Net Asset Value, End of Period	$64.38	$75.87	$65.51	$54.99	$50.25

Total Return[2]	-5.01%	21.03%	25.77%	15.20%	1.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,684	$2,065	$2,182	$2,134	$2,283
Ratio of Total Expenses to Average Net Assets	0.44%	0.43%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.62%	0.73%	0.73%	0.65%
Portfolio Turnover Rate	6%	10%	9%	6%	7%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$175.34	$151.28	$127.00	$116.06	$118.79
Investment Operations
Net Investment Income	1.374[1]	1.103[1]	1.084[1]	.965	.916
Net Realized and Unrealized Gain (Loss) on Investments	(11.834)	29.937	30.333	16.366	1.504
Total from Investment Operations	(10.460)	31.040	31.417	17.331	2.420
Distributions
Dividends from Net Investment Income	(1.241)	(1.030)	(.962)	(.791)	(.816)
Distributions from Realized Capital Gains	(14.909)	(5.950)	(6.175)	(5.600)	(4.334)
Total Distributions	(16.150)	(6.980)	(7.137)	(6.391)	(5.150)
Net Asset Value, End of Period	$148.73	$175.34	$151.28	$127.00	$116.06

Total Return[2]	-4.95%	21.12%	25.86%	15.28%	1.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,618	$16,372	$13,621	$11,593	$10,579
Ratio of Total Expenses to Average Net Assets	0.37%	0.36%	0.37%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.91%	0.69%	0.80%	0.80%	0.72%
Portfolio Turnover Rate	6%	10%	9%	6%	7%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and

18

Capital Opportunity Fund

settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2019, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

19

Capital Opportunity Fund

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $773,000, representing less than 0.01% of the fund’s net assets and 0.31% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	15,200,248	511,061	—
Temporary Cash Investments	688,748	—	—
Total	15,888,996	511,061	—

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	49,526
Total Distributable Earnings (Loss)	(49,526)

20

Capital Opportunity Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	109,985
Undistributed Long-Term Gains	910,440
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,292,984

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,106,985
Gross Unrealized Appreciation	8,985,387
Gross Unrealized Depreciation	(692,315)
Net Unrealized Appreciation (Depreciation)	8,293,072

F.  During the year ended September 30, 2019, the fund purchased $998,056,000 of investment securities and sold $2,008,016,000 of investment securities, other than temporary cash investments.

21

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	189,938	2,962	303,860	4,350
Issued in Lieu of Cash Distributions	165,096	2,846	87,895	1,308
Redeemed	(450,545)	(6,862)	(818,228)	(11,752)
Net Increase (Decrease)—Investor Shares	(95,511)	(1,054)	(426,473)	(6,094)
Admiral Shares
Issued	619,486	4,131	1,124,125	6,979
Issued in Lieu of Cash Distributions	1,350,319	10,083	566,776	3,652
Redeemed	(1,378,267)	(9,297)	(1,172,705)	(7,300)
Net Increase (Decrease)—Admiral Shares	591,538	4,917	518,196	3,331

H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized						Sept. 30,
	2018		from	Net		Change in			Capital Gain	2019
	Market	Purchases	Securities	Gain		Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss	)	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)		($000)		($000)	($000)	($000)
Descartes Systems Group Inc.	144,356	—	5,215	3,272		23,693		—	—	NA1
Vanguard Market Liquidity Fund	706,830	NA2	NA2	48		61		11,573	—	688,748
Total	851,186			3,320		23,754		11,573	—	688,748

1   Not applicable—at September 30, 2019, the issuer was not an affiliated company of the fund.

2   Not applicable—purchases and sales are for temporary cash investment purposes.

I.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2019 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,547,762,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $175,282,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112019

Annual Report | September 30, 2019 Vanguard Global Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

Your Fund’s Performance at a Glance

•     Vanguard Global Equity Fund returned 2.19% for the 12 months ended September 30, 2019. The fund outpaced the 1.38% result of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets.

•     Stocks cooled worldwide. The broad U.S. market gained less than 3%. Non-U.S. markets returned roughly –1%, on a market-weighted average basis, in U.S. dollars. Non-U.S. returns averaged roughly 2% in local currency terms, but a rise in the U.S. dollar’s value erased those modest gains for dollar-based investors.

•     Worries about the pace of global economic growth and central bank plans to ease monetary policies virtually worldwide also marked the period. Bonds easily outperformed stocks, with major bond market indexes returning about 10%.

•     Security selection drove the fund’s outperformance. Selection proved strong in four of 11 industry sectors, accounting for roughly half the global value of stocks—financials, materials, health care, and information technology. Pacific Rim and emerging markets holdings outperformed, while European holdings lagged.

•     For the decade ended September 30, 2019, the fund returned 9.67%, annualized, topping the benchmark’s 8.35% result. The fund had a cumulative ten-year edge of nearly 29 percentage points.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

Advisors’ Report

For the fiscal year ended September 30, 2019, Vanguard Global Equity Fund returned 2.19%, outpacing the 1.38% result of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the amount and percentage of fund assets that each advisor manages, as well as brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. These comments were prepared on October 10, 2019.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer,

Co-Head of Global Equity

William J. Arah,

Co-Head of Global Equity

Global equity markets charted a more volatile course during the 12 months ended September 30, compared with the previous period. Sharp declines in the fourth quarter of 2018 quickly reversed in 2019, leading to a marginal gain for the entire period under review. Much of this

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management LLP	49	3,206	A long-term and contrarian investment philosophy and process with a focus on industry capital cycle analysis and in-depth management assessment.
Baillie Gifford Overseas Ltd.	48	3,122	A long-term, active, bottom-up investment approach is used to identify companies that can generate above-average growth in earnings and cash flow.
Cash Investments	3	185	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

volatility stemmed from concerns about the potential effects of trade disputes on the global economy, uncertain political environments in the United Kingdom and Hong Kong, and uncertainty about the future of monetary accommodation. Amid this backdrop, our portfolio performed well on a relative basis, largely driven by strong stock selection across several key markets—North America, emerging markets, and Europe.

At the sector level, our underweight to energy and overweight to consumer staples contributed positively to our relative returns. Stock selection in materials, financials, and information technology also helped. On the downside were our underweights to utilities—the best-performing sector over the period—and real estate, as well as stock selection in that sector and in communication services.

At the stock level, our overweight to blue-chip consumer companies such as Hershey, Procter & Gamble, and Nestlé made large positive contributions. Shares rose as the companies benefited from increased pricing and investors sought refuge in this defensive area of the market. Barrick Gold was another strong performer, outpacing the rise in gold prices as investors became more aware of the benefits from a merger with Randgold Resources and improving capital allocation discipline. Merck performed well because of its continued success in oncology.

In emerging markets, Brazilian apparel group Alpargatas performed strongly throughout the period. The firm, which owns the globally recognized Havaianas footwear brand, increased its revenue across key business segments and benefited from its expanding international presence.

Not owning Microsoft hurt our relative performance as the success of its cloud computing business continued. Energy group National Oilwell Varco performed poorly along with the overall energy sector as orders for equipment and refurbishment services were delayed. Another detractor was Fairfax Financial, whose shares continued to lag the broader market as the company’s value-oriented investment style remained out of favor.

This has certainly been a U.S.-led equity cycle, but investors are increasingly nervous about the market trajectory, given a sharp deterioration in domestic purchasing manager indexes coupled with yield curve inversion. The negative sentiment is evident in the outperformance of more defensive sectors—utilities, real estate, and consumer staples were some of the best performers over the last 12 months. Investors hope that the Federal Reserve keeps the cycle alive by cutting interest rates further to stimulate growth, but they are becoming aware of the limitations of monetary policy.

The market has both highly valued growth companies and many slower-growing or more cyclical businesses that appear very reasonably valued. Investors have sought safety in high-quality companies, pushing their valuations to record levels. However, valuation always matters in the end, so the irony may be that much of this perceived safety is, in fact, a mirage. A recent rotation away from growth to value in the U.S. was short-lived and perhaps is a sign of further volatility to come.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden,

Joint Senior Partner

and Lead Portfolio Manager

Spencer Adair, CFA,

Partner and Investment Manager,

Global Alpha Strategy

Malcolm MacColl,

Partner and Investment Manager,

Global Alpha Strategy

Macroeconomic and, notably, political events have continued to dominate headlines. There are always reasons to be fearful. Investors may wonder, among many concerns: “But what about Brexit?” or “What about trade wars?” To counter this situation and maintain our focus on bottom-up investment, we underpin our sleeve of your fund with optimism as a core belief. To seek out that rare subset of companies with the potential to become multiples of their current size, we need to be able to envisage what might go right in each case.

We look for investments that can double in value over five years. This growth hurdle is periodically tested for existing holdings. As a result, in the last 12 months we have continued to sell U.S. cyclical holdings, such as Royal Caribbean and First Republic Bank, and semiconductor companies, such as Rohm, Advanced Micro Devices, and Infineon.

We remain enthusiastic about two broad areas of growth—Asian consumption and technology. Both were tested in the last year by concerns about trade, the democracy movement in Hong Kong, and worries about data and privacy. But our bias toward optimism tells us that in the long term these trends will continue, and we seek companies with strong competitive advantages to exploit the growth opportunities.

We have sought to approach the increasing prevalence of technology from a new angle: how it will affect industry and corporations. Our personal lives have been revolutionized by technology to the extent that social interactions, retail, and media are now dominated by smart devices. In the workplace, it has yet to have such an impact, but this is changing. We bought Microsoft, whose suite of products enables greater efficiency in the office environment and which will benefit from a subscription payment model. We also built up a position in Shopify, which helps traditional companies sell their products and services online.

We place most fast-improving health care applications within the broad technology area. In the last year we repurchased two former holdings, the gene-sequencing company Illumina and the heart pump manufacturer Abiomed. We also took a new position in Sysmex, which offers diagnostic testing. Data analysis is key to the success of all three companies. Capturing data about patients, mapping that against better understanding of diseases, and personalizing treatment will revolutionize health care in the next decade. We also have a new holding, Novocure, which has had remarkable success in treating some forms of brain cancer and has a potential application for other solid-state tumors.

Growth investing has been in vogue for a decade or longer, and we are being questioned about the sustainability of new technological breakthroughs. Our response is that we are living in a remarkable age of disruption. Today there are nine billion connected devices globally. Yet we are still in the very early stages of understanding the value of the data these will collect and how data could be used to address society’s needs. We remain optimistic that we can find many companies that can not only adapt to this new environment but also flourish, providing investors strong returns from global equities.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,037.80	$2.45
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.48%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund	2.19%	7.92%	9.67%	$25,168
MSCI All Country World Index	1.38	6.65	8.35	22,296

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Sector Diversification

As of September 30, 2019

Communication Services	8.2%
Consumer Discretionary	14.1
Consumer Staples	8.2
Energy	2.6
Financials	23.3
Health Care	11.4
Industrials	12.5
Information Technology	13.8
Materials	4.8
Real Estate	1.0
Utilities	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of September 30, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Common Stocks
	Australia †		72,776	1.1%

	Austria †		3,543	0.1%

	Belgium †		2,837	0.0%

	Brazil
	Banco Bradesco SA Preference Shares	4,668,960	38,116	0.6%
	Brazil—Other †		61,341	0.9%
			99,457	1.5%
	Canada
	Fairfax Financial Holdings Ltd. (XTSE)	103,654	45,691	0.7%
1	Canada—Other †		148,033	2.3%
			193,724	3.0%

	Chile †		9,607	0.2%

	China
*	Alibaba Group Holding Ltd. ADR	538,641	90,077	1.4%
	Ping An Insurance Group Co. of China Ltd.	4,780,500	54,946	0.8%
*,^	Autohome Inc. ADR	204,697	17,017	0.3%
1	China—Other †		106,328	1.6%
			268,368	4.1%

	Colombia †		5,424	0.1%

	Czech Republic †		1,841	0.0%

	[1]Denmark †		41,196	0.6%

	Finland †		8,723	0.1%

Global Equity Fund

Market	Percentage
Value•	of Net
Shares	($000)	Assets
France
Pernod Ricard SA	285,076	50,738	0.8%
France—Other †	115,172	1.8%
165,910	2.6%
Germany
SAP SE	470,825	55,404	0.8%
Germany—Other †	88,469	1.4%
143,873	2.2%

Greece †	15,091	0.2%

Hong Kong
AIA Group Ltd.	7,256,400	68,435	1.1%
Hong Kong—Other †	54,318	0.8%
122,753	1.9%
India
Housing Development Finance Corp. Ltd.	1,474,847	41,166	0.6%
1	India—Other †	85,328	1.3%
126,494	1.9%

Indonesia †	2,011	0.0%

Ireland
CRH plc	1,361,124	46,673	0.7%
§	Ireland—Other †	44,439	0.7%
91,112	1.4%

Italy †	10,559	0.2%

Japan
MS&AD Insurance Group Holdings Inc.	1,689,900	54,929	0.9%
Olympus Corp.	3,314,700	44,907	0.7%
Japan—Other †	425,845	6.5%
525,681	8.1%

Kenya †	2,563	0.0%

Malaysia †	646	0.0%

[1]Mexico †	19,288	0.3%

Netherlands
Unilever NV	790,460	47,465	0.7%
*	Prosus NV	482,357	35,409	0.6%
1	Netherlands—Other †	41,653	0.6%
124,527	1.9%

New Zealand †	1,832	0.0%

Norway †	40,802	0.6%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Other
2	Vanguard FTSE Emerging Markets ETF	569,046	22,910	0.4%

	Peru †		1,838	0.0%

	Philippines †		259	0.0%

	Poland †		1,399	0.0%

	Russia †		51,078	0.8%

	Singapore †		13,114	0.2%

	South Africa
	Naspers Ltd.	482,357	73,033	1.1%
	South Africa—Other †		22,328	0.4%
			95,361	1.5%
	South Korea
	Samsung Electronics Co. Ltd.	952,434	38,996	0.6%
	South Korea—Other †		35,721	0.6%
			74,717	1.2%

	[1]Spain †		4,725	0.1%

	Sweden †		78,205	1.2%

	Switzerland
	Cie Financiere Richemont SA (XVTX)	581,989	42,652	0.7%
	Schindler Holding AG	159,490	35,692	0.5%
	Switzerland—Other †		106,207	1.6%
			184,551	2.8%
	Taiwan
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	901,462	41,900	0.6%
	Taiwan—Other †		36,923	0.6%
			78,823	1.2%

	Thailand †		3,687	0.1%

	Turkey †		4,965	0.1%

	United Kingdom
	Prudential plc	5,290,562	95,872	1.5%
§,1	United Kingdom—Other †		245,061	3.7%
			340,933	5.2%
	United States
	Communication Services
*	Alphabet Inc. Class C	81,799	99,713	1.5%
*	Facebook Inc. Class A	434,417	77,361	1.2%
*	Alphabet Inc. Class A	38,178	46,621	0.7%
	Communication Services—Other †		76,548	1.2%
			300,243	4.6%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Consumer Discretionary
*	Amazon.com Inc.	69,884	121,312	1.9%
*	Booking Holdings Inc.	24,663	48,404	0.7%
	Service Corp. International	771,154	36,869	0.6%
	Consumer Discretionary—Other †		164,913	2.5%
			371,498	5.7%
Consumer Staples
	Procter & Gamble Co.	357,233	44,433	0.7%
	Consumer Staples—Other †		164,681	2.5%
			209,114	3.2%
Energy
	EOG Resources Inc.	517,174	38,384	0.6%
	Energy—Other †		43,478	0.7%
			81,862	1.3%
Financials
	Moody’s Corp.	382,091	78,264	1.2%
	Wells Fargo & Co.	1,375,769	69,394	1.1%
*	Markel Corp.	40,649	48,043	0.7%
	Travelers Cos. Inc.	321,335	47,779	0.7%
	US Bancorp	831,639	46,023	0.7%
*	Berkshire Hathaway Inc. Class B	205,929	42,837	0.7%
	MarketAxess Holdings Inc.	124,044	40,624	0.6%
	Arthur J Gallagher & Co.	449,442	40,257	0.6%
	Financials—Other †		271,212	4.2%
			684,433	10.5%
Health Care
	Anthem Inc.	343,719	82,527	1.3%
	Johnson & Johnson	505,421	65,391	1.0%
*	Waters Corp.	276,856	61,803	0.9%
	Merck & Co. Inc.	570,607	48,034	0.7%
	Thermo Fisher Scientific Inc.	152,248	44,345	0.7%
	ResMed Inc.	314,569	42,501	0.7%
*	Seattle Genetics Inc.	412,666	35,242	0.5%
	Health Care—Other †		141,355	2.2%
			521,198	8.0%
Industrials
*	Kirby Corp.	509,299	41,844	0.6%
§	Industrials—Other †		237,395	3.7%
			279,239	4.3%
Information Technology
	Mastercard Inc. Class A	291,129	79,062	1.2%
	Visa Inc. Class A	389,787	67,047	1.1%
	Oracle Corp.	1,201,568	66,122	1.0%
	Texas Instruments Inc.	413,899	53,492	0.8%
	Microsoft Corp.	335,383	46,628	0.7%
	Intel Corp.	873,300	45,001	0.7%
	Information Technology—Other †		208,872	3.2%
			566,224	8.7%
Materials
	Martin Marietta Materials Inc.	186,831	51,210	0.8%
	Materials—Other †		61,552	0.9%
			112,762	1.7%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Real Estate †			55,723	0.9%
			3,182,296	48.9%
Total Common Stocks (Cost $5,192,843)			6,239,499	95.8%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	2.098%	2,917,626	291,792	4.5%

6U.S. Government and Agency Obligations †			6,735	0.1%
Total Temporary Cash Investments (Cost $298,490)			298,527	4.6%[3]
Total Investments (Cost $5,491,333)			6,538,026	100.4%
Other Assets and Liabilities
Other Assets[6,7]			44,860	0.7%
Liabilities[5]			(70,309)	(1.1%	)
			(25,449)	(0.4%	)
Net Assets			6,512,577	100.0%

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				6,223,324
Affiliated Issuers				314,702

Total Investments in Securities				6,538,026
Investment in Vanguard				306
Receivables for Investment Securities Sold				1,125
Receivables for Accrued Income				13,311
Receivables for Capital Shares Issued				17,089
Variation Margin Receivable—Futures Contracts				865
Unrealized Appreciation—Forward Currency Contracts				16
Other Assets[6,7]				12,148
Total Assets				6,582,886
Liabilities
Payables for Investment Securities Purchased				4,958
Collateral for Securities on Loan				52,993
Payables to Investment Advisor				4,271
Payables for Capital Shares Redeemed				2,843
Payables to Vanguard				4,662
Variation Margin Payable—Futures Contracts				175
Unrealized Depreciation—Forward Currency Contracts				356
Other Liabilities				51
Total Liabilities				70,309
Net Assets				6,512,577

Global Equity Fund

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	5,110,227
Total Distributable Earnings (Loss)	1,402,350
Net Assets	6,512,577
Applicable to 211,810,453 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,512,577
Net Asset Value Per Share	30.75

• See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,240,000.

§   Certain of the fund’s securities are valued using significant unobservable inputs.

†   Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $77,161,000, representing 1.2% of net assets.

2   Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.2%, respectively, of net assets.

4   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5   Includes $52,993,000 of collateral received for securities on loan.

6   Securities with a value of $6,735,000 and cash of $701,000 have been segregated as initial margin for open futures contracts.

7   Cash of $510,000 has been segregated as collateral for open forward currency contracts.

ADR—American Depositary Receipt.

Global Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	697	103,801	(1,055)
Dow Jones EURO STOXX 50 Index	December 2019	511	19,800	242
Topix Index	December 2019	90	13,218	478
FTSE 100 Index	December 2019	134	12,165	131
S&P ASX 200 Index	December 2019	50	5,638	22
NIKKEI 225 Index	December 2019	11	1,106	31
				(151)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date	Receive		Deliver		($000)	($000)
Bank of America, N.A.	12/24/19	EUR	15,604	USD	17,298	—	(173)
Bank of America, N.A.	12/16/19	JPY	1,254,627	USD	11,676	—	(4)
Bank of America, N.A.	12/24/19	GBP	8,122	USD	10,125	—	(102)
Toronto-Dominion Bank	12/24/19	AUD	7,234	USD	4,973	—	(77)
Royal Bank of Canada	12/16/19	JPY	116,828	USD	1,087	—	—
Bank of America, N.A.	12/24/19	USD	1,070	EUR	965	11	—
Bank of America, N.A.	12/24/19	USD	340	AUD	494	5	—
						16	(356)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	162,428
Dividends—Affiliated Issuers	560
Interest—Unaffiliated Issuers	242
Interest—Affiliated Issuers	6,077
Securities Lending—Net	442
Total Income	169,749
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,915
Performance Adjustment	1,453
The Vanguard Group—Note C
Management and Administrative	12,115
Marketing and Distribution	622
Custodian Fees	354
Auditing Fees	44
Shareholders’ Reports	71
Trustees’ Fees and Expenses	8
Total Expenses	28,582
Net Investment Income	141,167
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	268,311
Investment Securities Sold—Affiliated Issuers	(2,580)
Futures Contracts	6,488
Forward Currency Contracts	(2,535)
Foreign Currencies	(918)
Realized Net Gain (Loss)	268,766
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(217,153)
Investment Securities—Affiliated Issuers	3,092
Futures Contracts	(2,003)
Forward Currency Contracts	154
Foreign Currencies	(50)
Change in Unrealized Appreciation (Depreciation)	(215,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	193,973

1 Dividends are net of foreign withholding taxes of $6,557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,167	77,061
Realized Net Gain (Loss)	268,766	395,863
Change in Unrealized Appreciation (Depreciation)	(215,960)	73,651
Net Increase (Decrease) in Net Assets Resulting from Operations	193,973	546,575
Distributions
Net Investment Income	(72,598)	(72,958)
Realized Capital Gain[1]	(314,346)	—
Total Distributions	(386,944)	(72,958)
Capital Share Transactions
Issued	1,495,387	742,350
Issued in Lieu of Cash Distributions	360,512	67,815
Redeemed	(919,403)	(901,606)
Net Increase (Decrease) from Capital Share Transactions	936,496	(91,441)
Total Increase (Decrease)	743,525	382,176
Net Assets
Beginning of Period	5,769,052	5,386,876
End of Period	6,512,577	5,769,052

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$32.62	$29.98	$25.18	$22.85	$24.19
Investment Operations
Net Investment Income	.700 [1,2]	.426 [1]	.351 [1]	.385	.373
Net Realized and Unrealized Gain (Loss) on Investments	(.354)	2.618	4.823	2.350	(1.338)
Total from Investment Operations	.346	3.044	5.174	2.735	(.965)
Distributions
Dividends from Net Investment Income	(.416)	(.404)	(.374)	(.405)	(.375)
Distributions from Realized Capital Gains	(1.800)	—	—	—	—
Total Distributions	(2.216)	(.404)	(.374)	(.405)	(.375)
Net Asset Value, End of Period	$30.75	$32.62	$29.98	$25.18	$22.85

Total Return[3]	2.19%	10.22%	20.85%	12.11%	-4.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,513	$5,769	$5,387	$4,515	$4,144
Ratio of Total Expenses to Average Net Assets[4]	0.48%	0.48%	0.48%	0.51%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.35%[2]	1.34%	1.30%	1.61%	1.49%
Portfolio Turnover Rate	49%	40%	47%	45%	36%

1   Calculated based on average shares outstanding.

2   Net investment income per share and the ratio of net investment income to average net assets include $.200 and 0.67%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4   Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.02%, 0.02%, 0.05%, and 0.08%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and

Global Equity Fund

settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B.   The investment advisory firms Marathon Asset Management LLP and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments

Global Equity Fund

based on performance relative to the MSCI All Country World Index for the preceding three years. Until November 2018, a portion of the fund was managed by Acadian Asset Management LLC. The basic fee paid to Acadian Asset Management LLC was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended September 30, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net increase of $1,453,000 (0.02%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $306,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Global Equity Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	631,883	2,425,320	—
Common Stocks—United States	3,181,855	441	—
Temporary Cash Investments	291,792	6,735	—
Futures Contracts—Assets[1]	865	—	—
Futures Contracts—Liabilities[1]	(175)	—	—
Forward Currency Contracts—Assets	—	16	—
Forward Currency Contracts—Liabilities	—	(356)	—
Total	4,106,220	2,432,156	—

1 Represents variation margin on the last day of the reporting period.

E.   At September 30, 2019, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	865	—	865
Unrealized Appreciation—Forward Currency Contracts	—	16	16
Total Assets	865	16	881

Variation Margin Payable—Futures Contracts	(175)	—	(175)
Unrealized Depreciation—Forward Currency Contracts	—	(356)	(356)
Total Liabilities	(175)	(356)	(531)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,488	—	6,488
Forward Currency Contracts	—	(2,535)	(2,535)
Realized Net Gain (Loss) on Derivatives	6,488	(2,535)	3,953

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,003)	—	(2,003)
Forward Currency Contracts	—	154	154
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,003)	154	(1,849)

Global Equity Fund

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	21,491
Total Distributable Earnings (Loss)	(21,491)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	142,690
Undistributed Long-Term Gains	246,945
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	1,016,663

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,521,510
Gross Unrealized Appreciation	1,347,087
Gross Unrealized Depreciation	(330,071)
Net Unrealized Appreciation (Depreciation)	1,017,016

G.   During the year ended September 30, 2019, the fund purchased $3,433,748,000 of investment securities and sold $2,799,775,000 of investment securities, other than temporary cash investments.

Global Equity Fund

H.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	52,576	23,286
Issued in Lieu of Cash Distributions	13,666	2,178
Redeemed	(31,277)	(28,299)
Net Increase (Decrease) in Shares Outstanding	34,965	(2,835)

I.    Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized	Change				Sept. 30,
	2018		from	Net	in Net			Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized			Distributions	Market
	Value	at Cost	Sold	(Loss )	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)		($000)	($000)	($000)
Vanguard FTSE Emerging Markets ETF	21,093	84,479	83,116	(2,594)	3,048		560	—	22,910
Vanguard Market Liquidity Fund	256,293	NA1	NA1	14	44		6,077	—	291,792
Total	277,386			(2,580)	3,092		6,637	—	314,702

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $328,134,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $72,598,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 21.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112019

Annual Report | September 30, 2019 Vanguard Strategic Small-Cap Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

1

Your Fund’s Performance at a Glance

•                  Vanguard Strategic Small-Cap Equity Fund returned–2.91% for the 12 months ended September 30, 2019. It lagged its benchmark, which returned–6.93%.

•                  Using proprietary valuation models to identify the most attractive stocks in the MSCI US Small Cap 1750 Index, the fund seeks long-term capital appreciation by investing in domestic small-capitalization stocks. Individual stocks are selected based on variables that include improving fundamentals and steady cash flow.

•                  Ten of the 11 industry sectors in the fund detracted from relative performance; only information technology contributed positive results. Health care, energy, and consumer discretionary were the biggest laggards.

•                  For the ten years ended September 30, the fund’s average annual return of 12.13% exceeded that of its benchmark, which returned 11.95%.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

2

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Strategic Small-Cap Equity Fund returned –12.91%. It lagged its benchmark, the MSCI US Small Cap 1750 Index, which returned –6.93%.

Investment objective and strategy

Although we consider it important to understand how overall performance is affected by macroeconomic factors, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements. We compare stocks within industry groups to identify those we believe will outperform over time.

Our strict quantitative approach evaluates a stock’s attractiveness based on five key characteristics: high quality, with healthy balance sheets and steady cash flow generation; effective management decisions, including sound investment policies that favor internal over external funding; consistent earnings growth, with the ability to grow earnings year after year; strong market sentiment, or market confirmation of our view; and reasonable valuation, focused on avoiding overpriced stocks.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

Investment environment

Although the broad-market Russell 3000 Index of U.S. stocks advanced nearly 3%, the recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—contributed to some extraordinary trends. They include the following:

•     Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher expected returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that are increasingly diverging from those of value companies.

•     Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth) since the spring of 2018.

•     Junk rally. A rally during which stocks with high valuations and low-quality earnings have outperformed began in January 2019. It has been a risk-on and fundamental-off market, with investors giving up safety for returns.

Although markets such as the current one can be challenging, it is crucial to maintain a long-term focus. These conditions are

3

not unusual at the late stage of a business cycle; investors should expect to see them at least once.

Just like any other form of active equity strategy, ours is designed to deliver long-term outperformance. Often, quantitatively driven funds are some of the first to bounce back after a drop in the markets. They can weather unpredictability through expert portfolio managers, analysts, and traders who stay focused on historical trends and perform regular, in-depth data analysis.

Our successes and shortfalls

Against the fiscal year’s unusual backdrop, the fund lagged across the board as all five of our decision models did not perform as expected. Ten of its 11 industry sectors detracted on a relative basis. Only information technology contributed positively; health care, consumer discretionary, and energy were the biggest detractors.

The portfolio benefited from SolarEdge Technologies and Booz Allen Hamilton in information technology, Tandem Diabetes Care in health care, FTI Consulting in industrials, and RH in consumer discretionary. The greatest shortfalls came from Denbury Resources and California Resources in energy and Endo International, Mallinckrodt, and Acorda Therapeutics in health care.

We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us over the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 16, 2019

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return	$1,000.00	$987.74	$1.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.92	1.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

6

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Small-Cap Equity Fund	-12.91%	6.47%	12.13%	$31,422
MSCI US Small Cap 1750 Index	-6.93	7.93	11.95	30,915
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

See Financial Highlights for dividend and capital gains information.

7

Strategic Small-Cap Equity Fund

Sector Diversification

As of September 30, 2019

Communication Services	2.6%
Consumer Discretionary	11.6
Consumer Staples	2.6
Energy	3.3
Financials	17.7
Health Care	13.0
Industrials	15.4
Information Technology	15.1
Materials	4.8
Real Estate	10.3
Utilities	3.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)[1]
Communication Services (2.5%)
^	Match Group Inc.	98,606	7,044
	TEGNA Inc.	323,055	5,017
*	Glu Mobile Inc.	826,090	4,122
	Consolidated Communications Holdings Inc.	778,356	3,705
	Nexstar Media Group Inc. Class A	33,000	3,376
*	Liberty TripAdvisor Holdings Inc. Class A	354,359	3,334
*	Boingo Wireless Inc.	217,906	2,419
	Meredith Corp.	53,433	1,959
*	Bandwidth Inc. Class A	25,554	1,664
*	IMAX Corp.	60,219	1,322
*,^	Frontier Communications Corp.	848,558	736
*	Cars.com Inc.	80,630	724
			35,422
	Consumer Discretionary (11.6%)
*,^	RH	66,881	11,425
*	Deckers Outdoor Corp.	67,474	9,943
^	Brinker International Inc.	217,555	9,283
	Rent-A-Center Inc.	357,601	9,223
*	Etsy Inc.	160,805	9,085
	Bloomin’ Brands Inc.	465,185	8,806
*	frontdoor Inc.	179,309	8,709
*,^	YETI Holdings Inc.	299,265	8,379
	Dine Brands Global Inc.	88,855	6,741
	Adient plc	274,929	6,312
*	American Axle & Manufacturing Holdings Inc.	691,058	5,681
*	Fossil Group Inc.	419,682	5,250
*	Skyline Champion Corp.	171,626	5,164
*	Genesco Inc.	126,775	5,074
^	Shoe Carnival Inc.	156,064	5,058
*	Planet Fitness Inc. Class A	73,167	4,234
*	Conn’s Inc.	160,672	3,994
*	Stoneridge Inc.	116,060	3,594
	Dave & Buster’s Entertainment Inc.	90,674	3,532
	Jack in the Box Inc.	38,614	3,519
*	Meritage Homes Corp.	49,046	3,450
	Wingstop Inc.	38,269	3,340
*	TopBuild Corp.	22,895	2,208
*	Taylor Morrison Home Corp. Class A	83,054	2,154
*	1-800-Flowers.com Inc. Class A	141,061	2,087
*	Chegg Inc.	66,195	1,983
*	SeaWorld Entertainment Inc.	73,876	1,944
	Ruth’s Hospitality Group Inc.	80,536	1,644
^	Bed Bath & Beyond Inc.	135,447	1,441
*	Gentherm Inc.	30,973	1,273
*	Asbury Automotive Group Inc.	12,067	1,235
*	Cavco Industries Inc.	6,276	1,206
*	Zumiez Inc.	33,446	1,059
^	GameStop Corp. Class A	185,360	1,023
	Core-Mark Holding Co. Inc.	29,246	939
	Signet Jewelers Ltd.	43,895	736
	Columbia Sportswear Co.	7,285	706
			161,434
Consumer Staples (2.6%)
*	TreeHouse Foods Inc.	153,800	8,528
	Coca-Cola Consolidated Inc.	20,074	6,100
	Ingles Markets Inc. Class A	139,357	5,415
	Medifast Inc.	50,377	5,221
*	Boston Beer Co. Inc. Class A	9,179	3,342
*	Performance Food Group Co.	61,701	2,839
*	Edgewell Personal Care Co.	48,114	1,563

9

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Simply Good Foods Co.	50,317	1,459
*	Chefs’ Warehouse Inc.	26,549	1,071
	John B Sanfilippo & Son Inc.	10,315	996
			36,534
Energy (3.3%)
*	Southwestern Energy Co.	3,971,594	7,665
*	W&T Offshore Inc.	1,743,852	7,621
*	Denbury Resources Inc.	3,777,685	4,496
*	CONSOL Energy Inc.	268,098	4,190
*	Renewable Energy Group Inc.	264,393	3,967
	Arch Coal Inc. Class A	47,355	3,514
*,^	California Resources Corp.	317,410	3,238
	Delek US Holdings Inc.	81,697	2,966
	CVR Energy Inc.	54,769	2,412
	Range Resources Corp.	497,706	1,901
*	SEACOR Holdings Inc.	22,207	1,045
	DMC Global Inc.	20,904	919
*	REX American Resources Corp.	10,210	779
	Archrock Inc.	74,558	743
			45,456
Financials (17.6%)
	LPL Financial Holdings Inc.	154,819	12,680
	Primerica Inc.	91,655	11,661
	Hanover Insurance Group Inc.	81,215	11,008
	Popular Inc.	196,539	10,629
	Radian Group Inc.	450,377	10,287
	Assured Guaranty Ltd.	229,611	10,209
	First Citizens BancShares Inc. Class A	20,878	9,845
	FirstCash Inc.	106,903	9,800
	International Bancshares Corp.	248,868	9,611
	Webster Financial Corp.	202,733	9,502
	Umpqua Holdings Corp.	570,533	9,391
	Walker & Dunlop Inc.	164,734	9,214
	FNB Corp.	757,605	8,735
	Federal Agricultural Mortgage Corp.	106,260	8,677
	Nelnet Inc. Class A	124,950	7,947
	OFG Bancorp	359,904	7,882
*	NMI Holdings Inc. Class A	287,802	7,558
	Navient Corp.	514,319	6,583
	Universal Insurance Holdings Inc.	218,341	6,548
*	Mr Cooper Group Inc.	615,128	6,533
	Cathay General Bancorp	165,460	5,747
*	Enova International Inc.	245,083	5,085
	MGIC Investment Corp.	328,376	4,131
	American Equity Investment Life Holding Co.	156,752	3,793
	Brightsphere Investment Group Inc.	366,598	3,633
	Waddell & Reed Financial Inc. Class A	210,492	3,616
	Essent Group Ltd.	71,215	3,395
	Westamerica Bancorporation	47,760	2,970
	First Financial Bankshares Inc.	76,865	2,562
	Banner Corp.	43,242	2,429
	S&T Bancorp Inc.	61,648	2,252
	First Midwest Bancorp Inc.	112,481	2,191
	First BanCorp	219,368	2,189
*	Cannae Holdings Inc.	64,426	1,770
*,^	Health Insurance Innovations Inc. Class A	69,404	1,730
	Artisan Partners Asset Management Inc. Class A	61,242	1,729
	First Interstate BancSystem Inc. Class A	42,694	1,718
	Hilltop Holdings Inc.	64,590	1,543
	Piper Jaffray Cos.	18,366	1,386
	Kinsale Capital Group Inc.	12,462	1,287
	Federated Investors Inc. Class B	37,567	1,218
	National General Holdings Corp.	47,617	1,096
	Hancock Whitney Corp.	22,455	860
	First Hawaiian Inc.	29,991	801
	Columbia Banking System Inc.	21,276	785
	Independent Bank Corp.	8,434	630
			244,846
Health Care (12.9%)
*	Charles River Laboratories International Inc.	88,840	11,760
	Bruker Corp.	242,670	10,661
*	Medpace Holdings Inc.	118,103	9,925
*	Integer Holdings Corp.	124,982	9,444
*	PRA Health Sciences Inc.	89,643	8,895
*	Novocure Ltd.	116,145	8,685
*	Tenet Healthcare Corp.	392,409	8,680
	Encompass Health Corp.	136,629	8,646
*	Haemonetics Corp.	65,779	8,297
*	Esperion Therapeutics Inc.	188,262	6,902
*	STAAR Surgical Co.	248,600	6,409
	Ensign Group Inc.	134,970	6,402

10

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Enanta Pharmaceuticals Inc.	104,431	6,274
*	Allscripts Healthcare Solutions Inc.	536,049	5,886
*	Natera Inc.	140,635	4,613
*	Quidel Corp.	68,450	4,199
	Spectrum Pharmaceuticals Inc.	445,132	3,692
	Ironwood Pharmaceuticals Inc. Class A	416,257	3,574
*	ImmunoGen Inc.	1,448,576	3,506
*	Endo International plc	1,086,645	3,488
*	AMAG Pharmaceuticals Inc.	296,246	3,422
*	Arrowhead Pharmaceuticals Inc.	118,789	3,347
*	HMS Holdings Corp.	93,730	3,230
*	Brookdale Senior Living Inc.	418,400	3,171
*	Vanda Pharmaceuticals Inc.	237,520	3,154
*	CorVel Corp.	40,904	3,096
*	Veeva Systems Inc. Class A	19,154	2,925
*	NuVasive Inc.	39,163	2,482
	Patterson Cos. Inc.	130,746	2,330
*,^	Mallinckrodt plc	844,815	2,036
*	Acorda Therapeutics Inc.	610,867	1,753
*	Inovalon Holdings Inc. Class A	78,499	1,287
*	Myriad Genetics Inc.	40,160	1,150
	Mesa Laboratories Inc.	4,815	1,145
	US Physical Therapy Inc.	8,264	1,079
*	Lantheus Holdings Inc.	41,638	1,044
*	Prestige Consumer Healthcare Inc.	26,095	905
*,^	Novavax Inc.	146,419	735
*	Ra Pharmaceuticals Inc.	30,994	733
*	Krystal Biotech Inc.	19,490	677
*	Halozyme Therapeutics Inc.	42,181	654
			180,293
Industrials (15.3%)
	Armstrong World Industries Inc.	111,537	10,786
*	FTI Consulting Inc.	96,898	10,270
*	Aerojet Rocketdyne Holdings Inc.	196,549	9,928
	AGCO Corp.	123,612	9,357
*	MasTec Inc.	140,398	9,116
*	Continental Building Products Inc.	332,570	9,076
*	WESCO International Inc.	182,567	8,721
	Triumph Group Inc.	361,029	8,260
*	Meritor Inc.	441,640	8,170
	Korn Ferry	210,660	8,140
	Tetra Tech Inc.	93,356	8,100
	Rush Enterprises Inc. Class A	208,890	8,059
	ArcBest Corp.	261,470	7,962
*	Builders FirstSource Inc.	366,024	7,531
	SkyWest Inc.	125,379	7,197
	Triton International Ltd.	182,017	6,159
	Ennis Inc.	280,333	5,666
	EMCOR Group Inc.	65,102	5,607
	HEICO Corp. Class A	57,492	5,595
*	Atkore International Group Inc.	181,840	5,519
*	Resideo Technologies Inc.	342,943	4,921
*	Echo Global Logistics Inc.	216,550	4,905
	Kforce Inc.	129,077	4,884
*	BMC Stock Holdings Inc.	151,831	3,975
*	Herc Holdings Inc.	80,278	3,734
	Landstar System Inc.	28,158	3,170
	MSA Safety Inc.	27,496	3,000
*	TriNet Group Inc.	42,389	2,636
*	American Woodmark Corp.	28,797	2,560
*	Astronics Corp.	86,745	2,549
	Quad/Graphics Inc.	227,396	2,390
*	Generac Holdings Inc.	28,669	2,246
*	Hub Group Inc. Class A	47,688	2,217
	Covanta Holding Corp.	112,116	1,938
	McGrath RentCorp	24,605	1,712
^	ADT Inc.	236,222	1,481
	Albany International Corp. Class A	16,395	1,478
*	GMS Inc.	48,195	1,384
	Advanced Drainage Systems Inc.	38,684	1,248
*	Avis Budget Group Inc.	39,939	1,129
	Terex Corp.	28,780	747
*	AeroVironment Inc.	11,629	623
			214,146
Information Technology (15.0%)
*	CACI International Inc. Class A	50,424	11,661
*	Synaptics Inc.	277,791	11,098
*	Tech Data Corp.	99,928	10,416
	ManTech International Corp. Class A	132,724	9,478
*	Five9 Inc.	163,018	8,761
*	Cardtronics plc Class A	280,061	8,469
*	Box Inc.	505,355	8,369
	Booz Allen Hamilton Holding Corp. Class A	110,737	7,864
*	Workiva Inc. Class A	169,870	7,445
*,^	SunPower Corp. Class A	671,794	7,370
*	Diebold Nixdorf Inc.	626,434	7,016

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Jabil Inc.	195,387	6,989
*	Cirrus Logic Inc.	126,964	6,803
*	Lattice Semiconductor Corp.	362,120	6,621
*	SolarEdge Technologies Inc.	77,227	6,465
*	Advanced Micro Devices Inc.	219,075	6,351
*	Unisys Corp.	811,719	6,031
	TTEC Holdings Inc.	119,097	5,702
*	Fabrinet	106,384	5,564
*	Fitbit Inc. Class A	1,421,848	5,417
*	Anixter International Inc.	77,010	5,323
*	HubSpot Inc.	34,645	5,252
*	Euronet Worldwide Inc.	29,799	4,360
	Comtech Telecommunications Corp.	118,418	3,849
*	Manhattan Associates Inc.	46,146	3,723
*,^	Paysign Inc.	321,407	3,246
*	Avid Technology Inc.	518,993	3,213
	MAXIMUS Inc.	36,448	2,816
*	Verint Systems Inc.	63,813	2,730
*	NCR Corp.	81,850	2,583
*	Appfolio Inc.	21,875	2,081
*	ePlus Inc.	26,634	2,027
*	Cornerstone OnDemand Inc.	34,605	1,897
*	Zebra Technologies Corp.	8,876	1,832
*	Extreme Networks Inc.	197,138	1,434
*	Sykes Enterprises Inc.	41,003	1,256
*	Amkor Technology Inc.	128,825	1,172
*	SMART Global Holdings Inc.	43,414	1,106
*	Plexus Corp.	14,365	898
	SYNNEX Corp.	7,555	853
*	Insight Enterprises Inc.	14,752	821
*	Harmonic Inc.	124,272	818
	Avnet Inc.	17,749	790
*	Virtusa Corp.	20,071	723
*	Model N Inc.	24,339	676
			209,369
Materials (4.8%)
	Royal Gold Inc.	91,511	11,275
*	Element Solutions Inc.	866,224	8,818
	Valvoline Inc.	398,580	8,781
	Domtar Corp.	200,930	7,195
	Huntsman Corp.	266,613	6,201
	Owens-Illinois Inc.	528,378	5,427
*	AdvanSix Inc.	187,448	4,821
*	Verso Corp.	316,497	3,918
	Schnitzer Steel Industries Inc.	105,903	2,188
*	Allegheny Technologies Inc.	99,416	2,013
	Silgan Holdings Inc.	54,831	1,647
	Carpenter Technology Corp.	20,395	1,054
	Warrior Met Coal Inc.	43,685	853
	Schweitzer-Mauduit International Inc.	21,904	820
	Greif Inc. Class A	21,351	809
	Quaker Chemical Corp.	4,387	694
			66,514
Real Estate (10.2%)
	Medical Properties Trust Inc.	650,120	12,716
	Service Properties Trust	397,597	10,254
	National Health Investors Inc.	119,162	9,818
	EPR Properties	123,842	9,519
	SITE Centers Corp.	610,730	9,228
	Sabra Health Care REIT Inc.	391,268	8,984
	EastGroup Properties Inc.	65,404	8,177
	Life Storage Inc.	77,414	8,160
	Lexington Realty Trust Class B	746,768	7,655
	Outfront Media Inc.	257,589	7,156
	GEO Group Inc.	411,927	7,143
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	196,638	5,732
	Piedmont Office Realty Trust Inc. Class A	245,690	5,130
	Spirit Realty Capital Inc.	98,230	4,701
	Retail Properties of America Inc.	335,489	4,133
	CoreCivic Inc.	193,593	3,345
	Essential Properties Realty Trust Inc.	132,776	3,042
	Universal Health Realty Income Trust	26,888	2,764
	Rayonier Inc.	88,343	2,491
	Brandywine Realty Trust	126,149	1,911
	One Liberty Properties Inc.	64,566	1,778
	iStar Inc.	115,347	1,505
	Global Net Lease Inc.	71,132	1,387
	Independence Realty Trust Inc.	92,264	1,320
	RPT Realty	71,772	973
^	Pennsylvania REIT	160,010	915
^	Washington Prime Group Inc.	215,515	892

12

Strategic Small-Cap Equity Fund

		Market
		Value•
	Shares	($000)
City Office REIT Inc.	59,087	850
Xenia Hotels & Resorts Inc.	37,448	791
		142,470
Utilities (3.5%)
PNM Resources Inc.	190,861	9,940
IDACORP Inc.	84,541	9,525
NorthWestern Corp.	74,652	5,603
Hawaiian Electric Industries Inc.	116,075	5,294
Otter Tail Corp.	88,989	4,783
Unitil Corp.	44,603	2,830
Black Hills Corp.	36,639	2,811
Clearway Energy Inc.	104,440	1,906
Avista Corp.	36,549	1,770
ONE Gas Inc.	15,820	1,521
ALLETE Inc.	16,946	1,481
American States Water Co.	13,252	1,191
Portland General Electric Co.	13,059	736
		49,391
Total Common Stocks
(Cost $1,308,501)		1,385,875
Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.9%)
[2,3] Vanguard Market Liquidity Fund, 2.098%	407,326	40,737

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4] United States Treasury Bill, 2.170%, 11/7/19	400	399
Total Temporary Cash Investments
(Cost $41,132)		41,136
Total Investments (102.3%)
(Cost $1,349,633)		1,427,011

Amount
($000)
Other Assets and Liabilities (-2.3%)
Other Assets
Investment in Vanguard	67
Receivables for Investment Securities Sold	4,927
Receivables for Accrued Income	1,699
Receivables for Capital Shares Issued	1,705
Variation Margin Receivable—Futures Contracts	20
Total Other Assets	8,418
Liabilities
Payables for Investment Securities Purchased	(7)
Collateral for Securities on Loan	(36,339)
Payables for Capital Shares Redeemed	(1,350)
Payables to Vanguard	(490)
Variation Margin Payable—Futures Contracts	(13)
Other Liabilities	(2,145)
Total Liabilities	(40,344)
Net Assets (100%)
Applicable to 44,418,551 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,395,085
Net Asset Value Per Share	$31.41

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	1,275,199
Total Distributable Earnings (Loss)	119,886
Net Assets	1,395,085

•  See Note A in Notes to Financial Statements.

^  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,167,000.

*  Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.3%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Collateral of $36,339,000 was received for securities on loan.

4 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

13

Strategic Small-Cap Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2019	111	8,464	(210)

See accompanying Notes, which are an integral part of the Financial Statements.

14

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends	22,405
Interest[1]	160
Securities Lending—Net	743
Total Income	23,308
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,386
Management and Administrative	2,431
Marketing and Distribution	200
Custodian Fees	26
Auditing Fees	33
Shareholders’ Reports	39
Trustees’ Fees and Expenses	1
Total Expenses	4,116
Net Investment Income	19,192
Realized Net Gain (Loss)
Investment Securities Sold[1]	38,407
Futures Contracts	(1,039)
Realized Net Gain (Loss)	37,368
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(308,171)
Futures Contracts	(136)
Change in Unrealized Appreciation (Depreciation)	(308,307)
Net Increase (Decrease) in Net Assets Resulting from Operations	(251,747)

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $145,000, $1,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,192	17,319
Realized Net Gain (Loss)	37,368	154,770
Change in Unrealized Appreciation (Depreciation)	(308,307)	89,218
Net Increase (Decrease) in Net Assets Resulting from Operations	(251,747)	261,307
Distributions
Net Investment Income	(17,600)	(17,683)
Realized Capital Gain[1]	(136,307)	(92,040)
Total Distributions	(153,907)	(109,723)
Capital Share Transactions
Issued	319,383	359,541
Issued in Lieu of Cash Distributions	142,242	100,724
Redeemed	(577,783)	(367,708)
Net Increase (Decrease) from Capital Share Transactions	(116,158)	92,557
Total Increase (Decrease)	(521,812)	244,141
Net Assets
Beginning of Period	1,916,897	1,672,756
End of Period	1,395,085	1,916,897

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $10,577,000 and $18,625,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$40.21	$36.99	$31.45	$28.95	$30.91
Investment Operations
Net Investment Income	.393[1]	.373[1]	.462[1]	.494	.368
Net Realized and Unrealized Gain (Loss) on Investments	(5.888)	5.294	5.545	2.682	.349
Total from Investment Operations	(5.495)	5.667	6.007	3.176	.717
Distributions
Dividends from Net Investment Income	(.378)	(.394)	(.467)	(.340)	(.246)
Distributions from Realized Capital Gains	(2.927)	(2.053)	—	(.336)	(2.431)
Total Distributions	(3.305)	(2.447)	(.467)	(.676)	(2.677)
Net Asset Value, End of Period	$31.41	$40.21	$36.99	$31.45	$28.95

Total Return[2]	-12.91%	16.13%	19.19%	11.14%	2.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,395	$1,917	$1,673	$1,351	$945
Ratio of Total Expenses to Average Net Assets	0.26%	0.29%	0.29%	0.29%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.22%	0.99%	1.34%	1.78%	1.34%
Portfolio Turnover Rate	67%	88%	91%	89%	62%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.           The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Strategic Small-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Strategic Small-Cap Equity Fund

B.           In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.           Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,385,875	—	—
Temporary Cash Investments	40,737	399	—
Futures Contracts—Assets[1]	20	—	—
Futures Contracts—Liabilities[1]	(13)	—	—
Total	1,426,619	399	—

1   Represents variation margin on the last day of the reporting period.

20

Strategic Small-Cap Equity Fund

D.           Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	4,915
Total Distributable Earnings (Loss)	(4,915)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	11,569
Undistributed Long-Term Gains	32,239
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	76,405

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,350,605
Gross Unrealized Appreciation	246,466
Gross Unrealized Depreciation	(170,061)
Net Unrealized Appreciation (Depreciation)	76,405

E.           During the year ended September 30, 2019, the fund purchased $1,055,621,000 of investment securities and sold $1,301,399,000 of investment securities, other than temporary cash investments.

21

Strategic Small-Cap Equity Fund

F.            Capital shares issued and redeemed were:

	Year Ended September 30,
	2019	2018
	Shares	Shares
	(000)	(000)
Issued	10,044	9,482
Issued in Lieu of Cash Distributions	4,946	2,813
Redeemed	(18,246)	(9,846)
Net Increase (Decrease) in Shares Outstanding	(3,256)	2,449

G.          Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2019 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $128,982,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,600,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 83.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q6150 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $141,000
Fiscal Year Ended September 30, 2018: $145,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215
Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031
Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2019: $0
Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
Common Stocks (95.8%)[1]
Australia (1.1%)
	Orica Ltd.	1,504,811	22,916
	Cleanaway Waste Management Ltd.	4,029,285	5,308
	Newcrest Mining Ltd.	219,215	5,059
	Brambles Ltd.	598,343	4,608
	Coca-Cola Amatil Ltd.	587,345	4,226
	QBE Insurance Group Ltd.	496,265	4,209
	carsales.com Ltd.	334,033	3,451
	ALS Ltd.	609,411	3,299
	Alumina Ltd.	1,937,423	3,104
	BlueScope Steel Ltd.	354,327	2,878
	BHP Group Ltd.	94,476	2,335
	GUD Holdings Ltd.	268,799	1,826
	Nine Entertainment Co. Holdings Ltd.	1,368,036	1,808
	IPH Ltd.	260,193	1,531
	Metcash Ltd.	691,550	1,396
	Domain Holdings Australia Ltd.	586,717	1,344
	Caltex Australia Ltd.	67,170	1,193
	GWA Group Ltd.	483,945	1,108
*	Asaleo Care Ltd.	1,253,175	825
	Sigma Healthcare Ltd.	869,323	352
			72,776
Austria (0.1%)
	Wienerberger AG	82,067	1,998
	Oesterreichische Post AG	25,416	892
	ANDRITZ AG	15,990	653
			3,543
Belgium (0.0%)
	Anheuser-Busch InBev SA/NV	29,812	2,837

Brazil (1.5%)
	Banco Bradesco SA Preference Shares	4,668,960	38,116
	B3 SA - Brasil Bolsa Balcao	2,656,900	27,899
	TOTVS SA	619,100	8,603
*	Alpargatas SA Preference Shares	1,089,252	6,790
	Porto Seguro SA	343,242	4,865
	Natura Cosmeticos SA	593,052	4,833
	MRV Engenharia e Participacoes SA	928,700	3,943
	Itausa - Investimentos Itau SA Preference Shares	752,523	2,387
*	LPS Brasil Consultoria de Imoveis SA	537,100	1,030
	Embraer SA	199,222	859
	LOG Commercial Properties e Participacoes SA	22,525	132
			99,457
Canada (3.0%)
	Fairfax Financial Holdings Ltd. (XTSE)	103,654	45,691
	Barrick Gold Corp.	1,696,084	29,393
*	Shopify Inc. Class A	84,152	26,227
	Ritchie Bros Auctioneers Inc. (XNYS)	467,034	18,635
^	Brookfield Asset Management Inc. Class A	337,986	17,947
	Canadian Natural Resources Ltd.	501,315	13,338
	Fairfax Financial Holdings Ltd.	27,770	12,246
^	PrairieSky Royalty Ltd.	618,965	8,634
	Ritchie Bros Auctioneers Inc. (XTSE)	205,269	8,182
*,2	Spin Master Corp.	223,072	6,816
	Gildan Activewear Inc.	186,395	6,615
			193,724
Chile (0.2%)
	Quinenco SA	1,465,008	3,593
	Cia Cervecerias Unidas SA	255,483	2,854
*	Cia Sud Americana de Vapores SA	60,919,641	2,116
	Enaex SA	95,150	1,044
			9,607

1

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
China (4.1%)
*	Alibaba Group Holding Ltd. ADR	538,641	90,077
	Ping An Insurance Group Co. of China Ltd.	4,780,500	54,946
	Brilliance China Automotive Holdings Ltd.	21,130,000	22,699
*	Meituan Dianping Class B	1,728,900	17,658
*,^	Autohome Inc. ADR	204,697	17,017
*	Ctrip.com International Ltd. ADR	543,765	15,927
*	58.com Inc. ADR	296,254	14,608
	Tsingtao Brewery Co. Ltd.	1,856,000	11,198
*	Baidu Inc. ADR	59,674	6,132
	Want Want China Holdings Ltd.	6,065,557	4,844
	Yum China Holdings Inc.	105,574	4,796
	Tingyi Cayman Islands Holding Corp.	2,791,608	3,930
	China Mengniu Dairy Co. Ltd.	619,000	2,317
2	BAIC Motor Corp. Ltd.	2,138,132	1,321
	Ajisen China Holdings Ltd.	2,393,000	670
*	Goodbaby International Holdings Ltd.	1,515,000	228
			268,368
Colombia (0.1%)
	Bancolombia SA ADR	88,016	4,353
	Grupo Aval Acciones y Valores Preference Shares	2,867,790	1,071
			5,424
Czech Republic (0.0%)
	Komercni banka as	54,453	1,841

Denmark (0.6%)
*	Genmab A/S	76,237	15,490
	Coloplast A/S Class B	58,627	7,054
	Vestas Wind Systems A/S	68,126	5,285
	Novo Nordisk A/S Class B	80,551	4,163
	GN Store Nord A/S	81,559	3,306
*	Demant A/S	92,385	2,365
	Carlsberg A/S Class B	15,983	2,362
2	Orsted A/S	9,134	849
	Danske Bank A/S	23,150	322
			41,196
Finland (0.1%)
	Sampo Oyj Class A	102,138	4,058
	Tikkurila Oyj	273,780	4,041
	Wartsila Oyj Abp	55,777	624
			8,723
France (2.6%)
	Pernod Ricard SA	285,076	50,738
	Bureau Veritas SA	1,038,152	24,988
	Legrand SA	325,269	23,204
	EssilorLuxottica SA	147,264	21,232
	Schneider Electric SE	232,394	20,321
	Airbus SE	26,246	3,407
	Edenred	69,538	3,336
	BNP Paribas SA	55,112	2,679
	Eurofins Scientific SE	4,975	2,314
	AXA SA	79,458	2,029
	Alten SA	13,486	1,540
	Getlink SE	98,969	1,486
	Thales SA	12,913	1,484
	Teleperformance	6,525	1,414
	L’Occitane International SA	590,130	1,174
	ArcelorMittal	72,624	1,022
^	TOTAL SA	19,137	996
	JCDecaux SA	31,032	840
	Elis SA (XPAR)	29,319	518
	Quadient SAS	18,062	374
	Vicat SA	7,763	337
	Elis SA (XLON)	14,337	254

2

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

Market
Value
Shares	($000)
Imerys SA	5,566	223
165,910
Germany (2.2%)
SAP SE	470,825	55,404
Deutsche Boerse AG	170,554	26,600
Henkel AG & Co. KGaA Preference Shares	251,007	24,837
Henkel AG & Co. KGaA	86,803	7,946
adidas AG	14,228	4,429
Fresenius Medical Care AG & Co. KGaA	52,879	3,554
BASF SE	34,962	2,444
Brenntag AG	46,793	2,263
Volkswagen AG Preference Shares	12,817	2,180
Deutsche Telekom AG	127,667	2,141
Axel Springer SE	30,599	2,101
Bayerische Motoren Werke AG	26,960	1,899
*	HelloFresh SE	112,348	1,704
CTS Eventim AG & Co. KGaA	23,058	1,299
Stabilus SA	25,782	1,261
Hannover Rueck SE	6,014	1,016
TUI AG (XETR)	71,392	830
Symrise AG Class A	8,035	781
Gerresheimer AG	7,755	556
GEA Group AG	15,533	419
*	zooplus AG	1,759	209
143,873
Greece (0.2%)
Eurobank Ergasias SA	10,921,892	10,575
JUMBO SA	154,147	2,923
Fourlis Holdings SA	265,290	1,593
15,091
Hong Kong (1.9%)
AIA Group Ltd.	7,256,400	68,435
Jardine Matheson Holdings Ltd.	389,100	20,824
Sands China Ltd.	2,652,400	11,985
CK Hutchison Holdings Ltd.	737,800	6,513
HSBC Holdings plc	778,800	5,973
Stella International Holdings Ltd.	2,182,173	3,398
*	Esprit Holdings Ltd.	8,023,714	1,525
Hongkong & Shanghai Hotels Ltd.	1,108,200	1,077
Television Broadcasts Ltd.	617,600	1,007
First Pacific Co. Ltd.	2,353,250	901
Dairy Farm International Holdings Ltd.	99,100	625
SmarTone Telecommunications Holdings Ltd.	334,694	291
New World Development Co. Ltd.	117,000	152
Texwinca Holdings Ltd.	206,823	47
122,753
India (1.9%)
Housing Development Finance Corp. Ltd.	1,474,847	41,166
2	Reliance Industries Ltd. GDR	891,508	33,217
ICICI Bank Ltd. ADR	1,763,042	21,474
ICICI Bank Ltd.	2,612,911	15,923
Axis Bank Ltd.	606,169	5,866
Bharti Airtel Ltd.	667,601	3,461
*	Vodafone Idea Ltd.	24,012,068	2,086
Shriram Transport Finance Co. Ltd.	100,235	1,515
Genpact Ltd.	37,418	1,450
Yes Bank Ltd.	574,537	336
126,494
Indonesia (0.0%)
Media Nusantara Citra Tbk PT	23,105,650	2,011

Ireland (1.4%)
CRH plc	1,361,124	46,673

3

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
*	Ryanair Holdings plc ADR	388,471	25,787
	Bank of Ireland Group plc	3,615,643	14,327
	Flutter Entertainment plc (XLON)	29,217	2,734
	Irish Continental Group plc	197,470	899
	Flutter Entertainment plc (XDUB)	7,403	692
*,§	Irish Bank Resolution Corp. Ltd.	122,273	—
			91,112
Italy (0.2%)
	CNH Industrial NV	354,113	3,606
*	Saipem SPA	520,872	2,354
	UniCredit SPA	157,272	1,854
	Davide Campari-Milano SPA	136,917	1,237
	Amplifon SPA	34,399	844
	Intesa Sanpaolo SPA (Registered)	280,426	664
			10,559
Japan (8.1%)
	MS&AD Insurance Group Holdings Inc.	1,689,900	54,929
	Olympus Corp.	3,314,700	44,907
	Sysmex Corp.	480,900	32,308
	SMC Corp.	74,100	31,850
	Advantest Corp.	703,500	31,361
	Sumitomo Mitsui Trust Holdings Inc.	788,600	28,557
	Toyota Motor Corp.	330,500	22,196
	Bridgestone Corp.	564,000	21,949
	Tokio Marine Holdings Inc.	402,400	21,588
	KDDI Corp.	802,600	20,942
	CyberAgent Inc.	542,100	20,896
	Secom Co. Ltd.	204,200	18,685
	Sompo Holdings Inc.	381,900	16,039
	Kyocera Corp.	210,200	13,106
	Persol Holdings Co. Ltd.	609,800	11,590
	Koito Manufacturing Co. Ltd.	140,900	6,936
	Hitachi Ltd.	180,600	6,763
	Nippon Telegraph & Telephone Corp.	118,300	5,660
	USS Co. Ltd.	289,500	5,638
	Sohgo Security Services Co. Ltd.	101,600	5,344
	Seven & i Holdings Co. Ltd.	114,900	4,404
	West Japan Railway Co.	44,800	3,791
	Resona Holdings Inc.	859,600	3,699
	Kirin Holdings Co. Ltd.	167,100	3,556
	East Japan Railway Co.	36,200	3,462
	Mitsubishi Estate Co. Ltd.	171,600	3,318
	Dai-ichi Life Holdings Inc.	213,300	3,243
	Kao Corp.	43,000	3,190
	Sumitomo Mitsui Financial Group Inc.	92,700	3,185
	NTT Data Corp.	206,700	2,683
	Inpex Corp.	278,900	2,570
	Japan Post Holdings Co. Ltd.	268,600	2,479
	Bandai Namco Holdings Inc.	35,750	2,229
	NEC Corp.	46,300	1,958
	Obayashi Corp.	186,900	1,869
	Mitsubishi Corp.	75,900	1,869
	TDK Corp.	20,200	1,826
	Fuji Media Holdings Inc.	131,600	1,700
	Mizuho Financial Group Inc.	1,037,900	1,595
*	Renesas Electronics Corp.	242,700	1,590
	ITOCHU Corp.	75,700	1,568
	Nomura Holdings Inc.	367,300	1,561
	Nissan Chemical Corp.	36,400	1,524
	Toyo Suisan Kaisha Ltd.	37,900	1,522
	Daiwa House Industry Co. Ltd.	46,000	1,495
	Sekisui Chemical Co. Ltd.	91,700	1,427
	SCSK Corp.	29,600	1,393
	Marui Group Co. Ltd.	63,500	1,345

4

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
	Alfresa Holdings Corp.	60,000	1,344
	Daifuku Co. Ltd.	25,500	1,327
	Asics Corp.	77,100	1,322
	Maeda Corp.	146,100	1,281
	Otsuka Holdings Co. Ltd.	32,600	1,225
	Omron Corp.	22,100	1,218
	AEON Financial Service Co. Ltd.	76,800	1,161
	Sega Sammy Holdings Inc.	82,300	1,155
	Matsumotokiyoshi Holdings Co. Ltd.	29,400	1,079
	LIXIL Group Corp.	60,100	1,062
	Tokyo Gas Co. Ltd.	39,800	1,007
	Nippon Television Holdings Inc.	77,970	1,004
	Casio Computer Co. Ltd.	64,300	1,001
	Nomura Co. Ltd.	78,400	992
	Sumitomo Electric Industries Ltd.	74,500	951
	Toray Industries Inc.	127,500	950
	Toyota Industries Corp.	16,200	935
	Rohm Co. Ltd.	12,100	933
	Toyo Seikan Group Holdings Ltd.	55,700	869
	TechnoPro Holdings Inc.	14,500	865
	Shimizu Corp.	95,200	865
	Hoshizaki Corp.	10,700	843
	Fukuoka Financial Group Inc.	44,000	835
	Takeda Pharmaceutical Co. Ltd.	22,800	782
	MediPal Holdings Corp.	34,200	763
	Azbil Corp.	28,400	763
	Kansai Electric Power Co. Inc.	67,300	754
	Nippon Shokubai Co. Ltd.	13,100	748
	Jafco Co. Ltd.	19,400	738
	Ryohin Keikaku Co. Ltd.	36,500	684
	Senko Group Holdings Co. Ltd.	86,600	677
	Taiheiyo Cement Corp.	24,700	664
	Obic Co. Ltd.	5,700	653
	Ushio Inc.	44,700	635
	Penta-Ocean Construction Co. Ltd.	112,300	624
	Sawai Pharmaceutical Co. Ltd.	11,600	600
	SHO-BOND Holdings Co. Ltd.	16,300	574
	Tokyo Ohka Kogyo Co. Ltd.	14,500	542
	Sumitomo Metal Mining Co. Ltd.	17,100	534
	Megmilk Snow Brand Co. Ltd.	20,600	498
	Mitsubishi Logistics Corp.	19,300	492
	Aeon Delight Co. Ltd.	15,100	475
	Nippon Suisan Kaisha Ltd.	74,900	424
	FUJIFILM Holdings Corp.	9,500	418
	Tsumura & Co.	14,300	384
	Onward Holdings Co. Ltd.	51,600	269
*	Mitsui E&S Holdings Co. Ltd.	16,700	147
	Subaru Corp.	5,000	141
	Yamato Holdings Co. Ltd.	8,700	131
	Tohoku Electric Power Co. Inc.	4,900	48
			525,681
Kenya (0.0%)
	East African Breweries Ltd.	1,373,697	2,563

Malaysia (0.0%)
	Sime Darby Bhd.	1,201,600	646

Mexico (0.3%)
*	Genomma Lab Internacional SAB de CV Class B	6,621,932	6,349
	Gentera SAB de CV	4,670,905	3,853
	Grupo Lala SAB de CV	2,400,011	2,752
	Grupo Televisa SAB ADR	184,527	1,805
2	Nemak SAB de CV	3,663,895	1,652
	Grupo Financiero Inbursa SAB de CV	1,290,371	1,641

5

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
	Industrias Bachoco SAB de CV Class B	280,728	1,236
			19,288
Netherlands (1.9%)
	Unilever NV	790,460	47,465
*	Prosus NV	482,357	35,409
2	Signify NV	877,537	24,117
	Heineken NV	41,002	4,429
	Koninklijke Philips NV	56,803	2,625
	Koninklijke Ahold Delhaize NV	98,245	2,457
	Akzo Nobel NV	26,651	2,375
	Koninklijke KPN NV	588,884	1,835
	ASML Holding NV	5,749	1,426
	Boskalis Westminster	42,496	886
	Coca-Cola European Partners plc	13,545	751
	Randstad NV	11,407	560
*,2	Takeaway.com NV	2,411	192
			124,527
New Zealand (0.0%)
	Spark New Zealand Ltd.	505,038	1,395
	SKY Network Television Ltd.	622,375	437
			1,832
Norway (0.6%)
	Schibsted ASA Class A	641,964	18,998
	Schibsted ASA Class B	300,676	8,432
*	Adevinta ASA Class A	641,964	7,417
*	Adevinta ASA Class B	300,676	3,486
	Equinor ASA	77,229	1,463
	DNB ASA	57,082	1,006
			40,802
Other (0.4%)
3	Vanguard FTSE Emerging Markets ETF	569,046	22,910

Peru (0.0%)
	Cia de Minas Buenaventura SAA ADR	121,068	1,838

Philippines (0.0%)
	Lopez Holdings Corp.	3,056,549	259

Poland (0.0%)
	Eurocash SA	267,209	1,399

Russia (0.8%)
	Sberbank of Russia PJSC ADR	1,738,313	24,584
*	Mail.Ru Group Ltd. GDR (XLON)	471,234	9,852
*	Yandex NV Class A	83,752	2,932
	PhosAgro PJSC GDR	227,591	2,906
*	Global Ports Investments plc GDR	794,186	2,369
	Lukoil PJSC ADR	23,975	1,980
	Alrosa PJSC	1,582,585	1,818
	Magnit PJSC	30,977	1,697
	Sberbank of Russia PJSC ADR (XLON)	116,233	1,649
	Globaltrans Investment plc GDR	143,255	1,233
*	Mail.Ru Group Ltd. GDR	2,727	58
			51,078
Singapore (0.2%)
	Delfi Ltd.	4,326,700	3,580
	Great Eastern Holdings Ltd.	216,800	3,562
	United Overseas Bank Ltd.	153,500	2,853
	Haw Par Corp. Ltd.	150,341	1,455
	DBS Group Holdings Ltd.	73,900	1,337
	United Industrial Corp. Ltd.	160,200	327
			13,114
South Africa (1.5%)
	Naspers Ltd.	482,357	73,033

6

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
	Anglo American Platinum Ltd.	104,475	6,299
	Tiger Brands Ltd.	355,978	4,948
	Telkom SA SOC Ltd.	754,652	3,518
	Anglo American plc Ordinary Shares	105,911	2,458
	Cie Financiere Richemont SA (XJSE)	280,421	2,067
	Raubex Group Ltd.	1,151,625	1,448
	Grindrod Ltd.	3,118,065	926
	Tsogo Sun Gaming Ltd.	584,936	509
*	Tsogo Sun Hotels Ltd.	584,936	155
			95,361
South Korea (1.2%)
	Samsung Electronics Co. Ltd.	952,434	38,996
	Shinhan Financial Group Co. Ltd.	201,001	7,024
	Samsung Fire & Marine Insurance Co. Ltd.	23,559	4,390
	LG Corp.	71,705	4,194
	SK Hynix Inc.	58,970	4,050
	AMOREPACIFIC Group	60,607	3,311
	Hyundai Motor Co.	25,410	2,845
	Hana Financial Group Inc.	80,163	2,360
	KT Corp. ADR	176,411	1,995
	S-1 Corp.	22,461	1,843
	Hankook Tire & Technology Co. Ltd.	57,894	1,559
	KT Corp.	52,767	1,210
	GS Home Shopping Inc.	7,253	940
			74,717
Spain (0.1%)
	Viscofan SA	26,411	1,237
	Bankia SA	477,930	902
2	Gestamp Automocion SA	160,020	747
	Acerinox SA	79,138	678
*	Ferrovial SA	21,072	609
	Mediaset Espana Comunicacion SA	43,515	280
	Banco Santander SA	66,923	272
			4,725
Sweden (1.2%)
	Atlas Copco AB Class B	923,043	24,995
	Epiroc AB Class B	1,597,584	16,486
	Svenska Handelsbanken AB Class A	1,552,109	14,520
*	Spotify Technology SA	89,004	10,147
	Assa Abloy AB Class B	244,081	5,426
	Sandvik AB	138,505	2,156
	Millicom International Cellular SA	25,194	1,223
	Nordea Bank Abp (XHEL)	167,813	1,189
	Swedish Match AB	23,387	967
	Nordic Entertainment Group AB Class B	33,767	798
*	Modern Times Group MTG AB Class B	33,413	277
	Nordea Bank Abp (XSTO)	2,971	21
			78,205
Switzerland (2.8%)
	Cie Financiere Richemont SA (XVTX)	581,989	42,652
	Schindler Holding AG	159,490	35,692
	Nestle SA	293,029	31,780
	Novartis AG	271,681	23,578
	Roche Holding AG	57,530	16,751
	Geberit AG	34,184	16,336
	Kuehne & Nagel International AG	59,862	8,809
	Adecco Group AG	52,738	2,918
	Logitech International SA	42,037	1,708
	Sonova Holding AG	7,107	1,654
	DKSH Holding AG	18,573	927
	UBS Group AG	72,621	825
	Helvetia Holding AG	5,360	740

7

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
*	Alcon Inc.	3,106	181
			184,551
Taiwan (1.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	901,462	41,900
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,736,577	15,423
	Yungtay Engineering Co. Ltd.	2,390,000	4,877
	Teco Electric and Machinery Co. Ltd.	4,857,190	3,915
	Delta Electronics Inc.	858,488	3,668
	Giant Manufacturing Co. Ltd.	471,469	3,207
*	PChome Online Inc.	563,510	2,350
	Chroma ATE Inc.	439,000	2,082
	Merida Industry Co. Ltd.	246,547	1,401
			78,823
Thailand (0.1%)
	Kasikornbank PCL (Foreign)	407,200	2,091
	Bangkok Bank PCL (Foreign)	178,600	1,028
*	BEC World PCL (Foreign)	2,348,800	568
			3,687
Turkey (0.1%)
*	Turkiye Garanti Bankasi AS	2,008,866	3,627
	Ulker Biskuvi Sanayi AS	384,377	1,338
			4,965
United Kingdom (5.2%)
	Prudential plc	5,290,562	95,872
	Reckitt Benckiser Group plc	418,604	32,685
	BHP Group plc	1,461,907	31,226
	Spectris plc	449,231	13,485
*	Just Eat plc	1,623,665	13,338
	Hays plc	6,781,527	12,572
	GlaxoSmithKline plc	414,699	8,889
	WPP plc	645,974	8,089
	Intertek Group plc	98,747	6,647
	Compass Group plc	242,354	6,236
	Rightmove plc	805,750	5,452
	Standard Chartered plc	555,802	4,665
	Unilever plc	75,957	4,565
	HomeServe plc	304,270	4,436
	BP plc	682,698	4,322
	3i Group plc	294,966	4,222
	Diageo plc	101,863	4,161
2	Merlin Entertainments plc	723,364	4,025
	RELX plc	159,855	3,797
	Experian plc	107,355	3,433
	Bunzl plc	125,397	3,278
	DCC plc	31,453	2,743
2	ConvaTec Group plc	1,090,285	2,348
	Glencore plc	770,283	2,321
	Rolls-Royce Holdings plc	237,715	2,310
	SSP Group plc	299,928	2,284
	Antofagasta plc	206,229	2,277
	Barclays plc	1,192,328	2,197
	GVC Holdings plc	232,514	2,124
	BAE Systems plc	299,696	2,099
	Admiral Group plc	78,687	2,046
	Informa plc	193,692	2,029
	Royal Dutch Shell plc Class A	68,703	2,015
	Rio Tinto plc	38,718	2,013
*	Serco Group plc	1,084,271	1,989
	DS Smith plc	445,108	1,971
	ITV plc	1,217,122	1,885
	Lloyds Banking Group plc	2,768,111	1,835
	Royal Dutch Shell plc Class B	59,916	1,771
	G4S plc	754,192	1,756

8

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
	WH Smith plc	65,317	1,596
	Tesco plc	499,377	1,476
	Carnival plc	32,274	1,336
2	Auto Trader Group plc	208,613	1,308
	easyJet plc	89,085	1,257
	Inchcape plc	146,269	1,135
*	Capita plc	635,382	1,132
	IG Group Holdings plc	149,595	1,108
	Smith & Nephew plc	42,632	1,027
*	Georgia Capital plc	80,150	1,006
	St. James’s Place plc	77,993	938
	Jupiter Fund Management plc	198,172	866
	TUI AG (XLON)	73,823	857
	Provident Financial plc	157,101	787
	Barratt Developments plc	92,859	739
	National Grid plc	57,632	624
	Pagegroup plc	106,342	573
	Vodafone Group plc	284,148	566
	Pets at Home Group plc	218,515	558
	National Express Group plc	104,832	558
	British American Tobacco plc	15,086	557
	Close Brothers Group plc	31,761	550
	Rotork plc	138,478	530
	John Wood Group plc	110,426	515
	Daily Mail & General Trust plc	48,684	511
	Rathbone Brothers plc	18,184	497
	Devro plc	183,523	430
	International Personal Finance plc	297,621	405
	IMI plc	33,748	398
2	McCarthy & Stone plc	203,379	363
	Playtech plc	68,120	357
	Euromoney Institutional Investor plc	18,107	329
	Petrofac Ltd.	47,259	232
2	Non-Standard Finance plc	419,844	206
	Moneysupermarket.com Group plc	42,634	198
*,^,§	Thomas Cook Group plc	1,494,021	—
			340,933
United States (48.9%) Communication Services (4.6%)
*	Alphabet Inc. Class C	81,799	99,713
*	Facebook Inc. Class A	434,417	77,361
*	Alphabet Inc. Class A	38,178	46,621
*,^	Zillow Group Inc.	645,697	19,255
	Omnicom Group Inc.	204,244	15,992
*	Netflix Inc.	58,008	15,524
	Activision Blizzard Inc.	148,829	7,876
*	Electronic Arts Inc.	79,549	7,781
	Entercom Communications Corp. Class A	1,349,795	4,508
*	Eventbrite Inc. Class A	242,519	4,295
*	Zillow Group Inc. Class A	44,560	1,317
			300,243
Consumer Discretionary (5.7%)
*	Amazon.com Inc.	69,884	121,312
*	Booking Holdings Inc.	24,663	48,404
	Service Corp. International	771,154	36,869
*	Chipotle Mexican Grill Inc. Class A	31,383	26,377
*	CarMax Inc.	266,139	23,420
*	GrubHub Inc.	374,872	21,072
*,^	Tesla Inc.	79,361	19,116
	TJX Cos. Inc.	245,479	13,683
*	AutoZone Inc.	12,409	13,459
*	Visteon Corp.	154,997	12,793
*	Chegg Inc.	367,470	11,006
	Harley-Davidson Inc.	188,660	6,786

9

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
	Williams-Sonoma Inc.	98,504	6,696
	Wolverine World Wide Inc.	202,592	5,725
*	Ulta Beauty Inc.	19,071	4,780
			371,498
Consumer Staples (3.2%)
	Procter & Gamble Co.	357,233	44,433
	Archer-Daniels-Midland Co.	792,769	32,559
	Coca-Cola Co.	534,929	29,122
	Bunge Ltd.	500,565	28,342
	Colgate-Palmolive Co.	276,443	20,321
	Costco Wholesale Corp.	56,761	16,353
	Kimberly-Clark Corp.	83,206	11,820
	PepsiCo Inc.	83,157	11,401
	Hershey Co.	67,929	10,528
	PriceSmart Inc.	43,605	3,100
	Spectrum Brands Holdings Inc.	21,536	1,135
			209,114
Energy (1.3%)
	EOG Resources Inc.	517,174	38,384
	Apache Corp.	1,180,812	30,229
	National Oilwell Varco Inc.	604,139	12,808
	TechnipFMC plc	18,458	441
			81,862
Financials (10.5%)
	Moody’s Corp.	382,091	78,264
	Wells Fargo & Co.	1,375,769	69,394
*	Markel Corp.	40,649	48,043
	Travelers Cos. Inc.	321,335	47,779
	US Bancorp	831,639	46,023
*	Berkshire Hathaway Inc. Class B	205,929	42,837
	MarketAxess Holdings Inc.	124,044	40,624
	Arthur J Gallagher & Co.	449,442	40,257
	Hartford Financial Services Group Inc.	557,253	33,775
	American Express Co.	273,420	32,340
	Loews Corp.	581,423	29,932
	Chubb Ltd.	152,635	24,641
	TD Ameritrade Holding Corp.	467,291	21,823
*	LendingTree Inc.	57,004	17,696
	Bank of New York Mellon Corp.	384,380	17,378
	Aflac Inc.	305,109	15,963
	Jefferies Financial Group Inc.	859,474	15,814
	Interactive Brokers Group Inc.	292,347	15,723
*	Alleghany Corp.	19,549	15,595
	Willis Towers Watson plc	53,690	10,361
	First Republic Bank	105,174	10,170
	T. Rowe Price Group Inc.	45,278	5,173
	M&T Bank Corp.	30,565	4,828
			684,433
Health Care (8.0%)
	Anthem Inc.	343,719	82,527
	Johnson & Johnson	505,421	65,391
*	Waters Corp.	276,856	61,803
	Merck & Co. Inc.	570,607	48,034
	Thermo Fisher Scientific Inc.	152,248	44,345
	ResMed Inc.	314,569	42,501
*	Seattle Genetics Inc.	412,666	35,242
*	Alnylam Pharmaceuticals Inc.	310,418	24,964
*	Illumina Inc.	76,733	23,344
*	ABIOMED Inc.	122,533	21,797
*	Novocure Ltd.	233,591	17,468
*	Myriad Genetics Inc.	600,039	17,179
	Baxter International Inc.	154,822	13,542
*,^	Teladoc Health Inc.	195,418	13,234

10

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

			Market
			Value
		Shares	($000)
*	Globus Medical Inc.	192,233	9,827
			521,198
Industrials (4.3%)
*	Kirby Corp.	509,299	41,844
	CH Robinson Worldwide Inc.	310,733	26,344
	United Parcel Service Inc. Class B	195,595	23,436
	3M Co.	118,616	19,500
*	SiteOne Landscape Supply Inc.	258,090	19,104
	Expeditors International of Washington Inc.	249,744	18,554
	Union Pacific Corp.	114,487	18,545
	Wabtec Corp.	249,378	17,920
	United Technologies Corp.	130,965	17,879
*	Stericycle Inc.	335,111	17,067
	Fastenal Co.	438,746	14,334
*	Axon Enterprise Inc.	247,602	14,059
*	NOW Inc.	829,723	9,517
	PACCAR Inc.	108,032	7,563
*	Univar Solutions Inc.	353,352	7,336
	Lincoln Electric Holdings Inc.	71,884	6,237
*,§	Sun-Times Media Group Inc. Class A	130,959	—
			279,239
Information Technology (8.7%)
	Mastercard Inc. Class A	291,129	79,062
	Visa Inc. Class A	389,787	67,047
	Oracle Corp.	1,201,568	66,122
	Texas Instruments Inc.	413,899	53,492
	Microsoft Corp.	335,383	46,628
	Intel Corp.	873,300	45,001
	Broadridge Financial Solutions Inc.	246,278	30,644
	Teradyne Inc.	448,839	25,992
	Applied Materials Inc.	476,387	23,772
	Analog Devices Inc.	164,430	18,372
	Paychex Inc.	217,669	18,017
	TE Connectivity Ltd.	183,148	17,066
	Maxim Integrated Products Inc.	283,344	16,408
*	PayPal Holdings Inc.	138,234	14,320
*	Trade Desk Inc. Class A	75,956	14,246
	Accenture plc Class A	59,141	11,376
	Dolby Laboratories Inc. Class A	171,436	11,082
*	IPG Photonics Corp.	32,669	4,430
	Xilinx Inc.	32,819	3,147
			566,224
Materials (1.7%)
	Martin Marietta Materials Inc.	186,831	51,210
	PPG Industries Inc.	172,155	20,402
	Albemarle Corp.	261,644	18,190
*	Axalta Coating Systems Ltd.	354,578	10,691
	Linde plc	49,520	9,593
	Freeport-McMoRan Inc.	279,657	2,676
			112,762
Real Estate (0.9%)
*	Howard Hughes Corp.	112,160	14,536
	Rayonier Inc.	509,271	14,361
	Weyerhaeuser Co.	514,470	14,251
^	Tanger Factory Outlet Centers Inc.	812,356	12,575
			55,723
			3,182,296
Total Common Stocks (Cost $5,192,843)			6,239,499

11

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2019

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.5%)
4,5	Vanguard Market Liquidity Fund	2.098%		2,917,626	291,792

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill	1.954%	11/7/19	5,000	4,991
6	United States Treasury Bill	2.048%	11/21/19	750	748
6	United States Treasury Bill	1.997%	12/26/19	1,000	996
					6,735
Total Temporary Cash Investments (Cost $298,490)					298,527
Total Investments (100.4%) (Cost $5,491,333)					6,538,026
Other Assets and Liabilities—Net (-0.4%)[6,7]					(25,449)
Net Assets (100%)					6,512,577

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,240,000.
§	Security value determined using significant unobservable inputs.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.2%, respectively, of net assets.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $77,161,000, representing 1.2% of net assets.

3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Includes $52,993,000 of collateral received for securities on loan.
6	Securities with a value of $6,735,000 and cash of $701,000 have been segregated as initial margin for open futures contracts.
7	Cash of $510,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

12

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1290 112019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary and statement of assets and liabilities of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD HORIZON FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.